UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                   ----------

                                 TEMPLETON FUNDS
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                            ----------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 AUGUST 31, 2008

                           A series of Templeton Funds

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     GLOBAL

                              TEMPLETON WORLD FUND

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Eligible shareholders can sign up for eDelivery at franklintempleton.com. See
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                                    (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Annual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton World Fund - Class A had a -12.58% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -11.57% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended August 31, 2008, Templeton World Fund - Class A delivered a +117.31% cumulative total return, compared with the MSCI World Index's +75.22% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced uneven gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/08, the Fund's Class A 10-year average annual total return not including sales charges was +8.07%, compared with the +5.77% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                4 | Annual Report
domestic economy generally was in a slowing trend. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Signs of a global slowdown did surface in the latter half of the reporting period, but for the entire period growth remained robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in oil prices was one of the most extreme market trends of recent months and a major focus of attention, due to its wide-ranging impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a wide spectrum, from natural gas and precious metals, to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S. focused on reigniting its economy through fiscal and monetary policies, and accordingly the Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 5.25%. The eurozone made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank joined many of the world's central banks whose concerns about inflation had led them to raise rates. Overall, interest rate differentials pressured the U.S. dollar, which declined versus many of the world's currencies. The greenback, however, regained some ground as the Fed paused in April and implied that its next move could be a rate hike, and oil and other commodity prices that are set in U.S. dollars declined toward period-end.

Against this challenging economic backdrop, many global equity markets were volatile, and generally declined over the 12-month period even though the weaker U.S. dollar aided returns. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of
8/31/08

(PERFORMANCE GRAPH)

North America                               35.8%
Europe                                      33.4%
Asia                                        20.0%
Middle East & Africa                         1.7%
Latin America & Caribbean                    0.8%
Short-Term Investments & Other Net Assets    8.3%

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The 12 months under review were challenging for equity investors, particularly for value investors like us who buy out-of-favor stocks that trade at a discount to their future earnings potential. The persistence of momentum trends throughout the Fund's fiscal year -- the rise of energy, metals and mining stocks and fall of consumer, financials, health care and media stocks -- created a difficult environment for investors who select stocks based on fundamentals. However, difficult markets also present opportunities for those who can successfully distinguish between temporarily injured stocks and the permanently impaired. This situation is not new to us. Our performance has suffered during previous momentum-driven markets such as the Japanese bubble of the late 1980s and the technology bubble of the late 1990s. Now, as then, we sought to identify opportunities amid the confusion and set the stage for long-term performance.

During the fiscal year, on an absolute basis, returns were negative in all three major regional markets -- Europe, Asia and North America. However, the Fund limited losses and delivered better relative returns than the benchmark in Europe and Asia. Fund performance was hurt by an underweighted position and stock selection in North America as half of the Fund's 10 biggest detractors from performance were American stocks. In Europe, poor performance from the Fund's German holdings hindered absolute and relative Fund performance as economic conditions in that country softened. In Asia, overweighted exposure to South Korea (not part of the index) and stock


                                6 | Annual Report
selection in Japan weighed on relative performance. On a more positive note, in Europe, our U.K. stocks, where we were overweighted, delivered the best country performance relative to the benchmark despite absolute losses. France, Sweden and Italy were also relative outperformers, but from smaller positions, although our holdings in France and Italy detracted from absolute performance. The Fund's Asian exposure was roughly twice that of the benchmark's and included non-index countries, such as Taiwan, India and South Korea. By country, our Taiwanese stocks led regional performance and performed well following the country's long-awaited election of a pro-Chinese government. The potential of closer Sino-Taiwanese relations corroborated our assessment that valuations of many Taiwanese stocks had not reflected the benefits of such a relationship. The Fund's Hong Kong holdings, where we have historically been overweighted, performed better than the benchmark despite negative absolute returns, while the Fund's Indian holdings recorded absolute gains.

On a sector basis, the Fund's financials holdings notably were the strongest contributors relative to the benchmark, but also suffered the largest absolute declines.(2) The relative outperformance was due in large part to our underweighted allocation, which was consistent with Templeton's strict valuation discipline. Throughout the period, our analysts found few bargains in a sector that until recently depended on leverage and risky loan growth to sustain peak levels of profitability. Hong Kong real estate investment firm, Cheung Kong (Holdings), one of the five top contributors, was a notable exception. Among the Fund's worst performing financials sector holdings were those with significant exposure to asset-backed securities and high sensitivity to debt costs. The world's largest insurer, American International Group (AIG), was the Fund's worst performer as its stock price lost roughly two-thirds of its value during the period when the company reported losses on contracts an AIG subsidiary wrote in the form of credit default swaps that protect against default of collateralized debt obligations backed by mortgage securities. The equity market was unforgiving with regard to unstable credit markets, which distorted pricing and liquidity for such credit securities. Merrill Lynch, a U.S.-based financial services company, and KKR Private Equity Investors, a Guernsey-based buyout firm, were also among the Fund's major detractors. Merrill Lynch's share price retreated sharply as rising defaults forced the company to write down the value of its asset-backed debt portfolio by more than $50 billion, while KKR's stock price declined as the weak credit climate crippled the firm's leveraged business model.

(2.) The financials sector comprises commercial banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.

TOP 10 COUNTRIES
Based on Equity Securities
8/31/08

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             34.3%
U.K.             14.0%
France            4.9%
Taiwan            4.8%
Hong Kong         4.4%
Germany           3.8%
Japan             3.4%
South Korea       3.1%
Singapore         2.2%
Switzerland       1.9%


                                Annual Report | 7

TOP 10 INDUSTRIES
Based on Equity Securities
8/31/08

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Oil, Gas & Consumable Fuels                 10.9%
Media                                       10.8%
Pharmaceuticals                              9.1%
Software                                     7.2%
Diversified Telecommunication Services       6.0%
Industrial Conglomerates                     5.1%
Insurance                                    3.7%
Semiconductors & Semiconductor Equipment     3.6%
Commercial Banks                             3.0%
Capital Markets                              2.9%

The credit crisis impacted over-leveraged consumers as well, who were chastened by the falling values of their homes and the rising cost of capital. As a result, the Fund's overweighted position in the consumer discretionary sector, particularly in the media industry, hurt performance.(3) Many traditional media stocks declined recently on concerns that a slowing economy will diminish advertising revenues while competition from online content providers will lure away subscribers. Although such stocks declined due to pessimism, we believed fears were excessive and we remained attracted by the industry's high free cash flow generation and historically low valuations. Although the Fund's consumer discretionary holdings overall performed better than the benchmark's, the sector delivered poor absolute returns due to the lackluster performance of several media stocks such as British Sky Broadcasting Group, News Corp. and Viacom. Similarly, the industrials sector also appeared to be hurt by pessimism surrounding the muted growth outlook for the global economy.(4) Although we were underweighted in industrials because we did not see compelling value in the sector as a whole, our analysis began identifying what we considered some promising long-term potential in various subindustries, which included freight and mail couriers, staffing companies and global industrial conglomerates. Some global industrial conglomerates, however, had a major negative impact on returns during the review period. General Electric's share price fell after the company shocked the market when it announced its first earnings miss in more than a decade (an event it blamed on losses at its finance arm). German industrial giant Siemens also surprised investors with a significant loss. At period-end, we continued to find both attractively valued as we believed they were well-managed companies with strong balance sheets, good geographical and product-line diversification and durable competitive advantage. Our research indicated that they should be well positioned for secular growth if the current period of near-term uncertainty passes.

Another element that added to uncertainty during the period was the reemergence of inflation, a trend reflected in the strong performance of commodities-based stocks. A weaker U.S. dollar, increased emerging market demand for raw materials, and global supply capacity challenges conspired to dramatically boost commodities during the period, stretching valuations and leaving these cyclical stocks vulnerable to the fluctuations of their underlying commodities' prices. In our view, this did not present an enticing value scenario, and the Fund remained underweighted in the materials and consumer staples

(3.) The consumer discretionary sector comprises auto components; automobiles;
     hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

(4.) The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, and industrial conglomerates in the SOI.


                                8 | Annual Report
stocks that were exposed to rising input costs and, to a lesser extent, energy stocks during the period.(5) Our strategy negatively impacted returns in an environment where momentum trumped fundamentals as the primary market catalyst. The Fund's limited exposure to the momentum-driven materials sector significantly detracted from relative performance. However, our analysis identified some value in the energy sector, particularly among large, integrated oil companies, many of which recently traded at levels implying normalized oil prices of well below $100 per barrel. While many of these stocks delivered respectable performance amid the historic climb in oil prices over the reporting period, their performance significantly lagged that of the more expensive oil-field services and equipment stocks, which we did not own, that led sector returns. As a result, the Fund's energy stocks overall hurt results relative to the benchmark.

While much of our value-based investment discipline involves waiting for our investment strategies to mature in many of the market's least-loved sectors, we recently witnessed our investment strategy in the telecommunications sector come into fruition.(6) Telecommunication services was among the Fund's top performing sectors during the period, in absolute and relative terms. Although in the past, telecommunications stocks have not been regarded as value investments, the area became a "fallen growth" sector following the bursting of the telecommunications, media and technology (TMT) bubble in 2001 when many of the sector's stocks had characteristics similar to those of traditional value investments, such as low valuations and high cash-flow profiles. After many formerly high-flying TMT stocks were abandoned by many of the same investors who had feverishly bid up their valuations, our analysts sought to identify a number of underappreciated stocks trading at significant discounts to our assessment of their future earnings potential. Our efforts were rewarded as several of the Fund's telecommunications services holdings had positive returns during the reporting period. Many of the world's best telecommunications companies appeared to emerge stronger from their post-bubble restructuring periods and recently were highly regarded for their healthy balance sheets, growth potential, and broad exposure to fast-growing global consumer markets. Although technology companies share much of the same history with those in telecommunications and represented unconventional value opportunities, the Fund's overweighted information technology holdings as a

(5.) The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI. The consumer staples sector comprises food and staples retailing in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

(6.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

TOP 10 EQUITY HOLDINGS
8/31/08

COMPANY                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                              NET ASSETS
------------------------                              ----------
Microsoft Corp.
   SOFTWARE, U.S.                                        3.2%
Royal Dutch Shell PLC, A & B
   OIL, GAS & CONSUMABLE FUELS, U.K.                     2.5%
Comcast Corp., A
   MEDIA, U.S.                                           2.3%
Time Warner Inc.
   MEDIA, U.S.                                           2.3%
Accenture Ltd., A
   IT SERVICES, U.S.                                     2.2%
BP PLC
   OIL, GAS & CONSUMABLE FUELS, U.K.                     2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN      2.2%
Siemens AG
   INDUSTRIAL CONGLOMERATES, GERMANY                     2.0%
Oracle Corp.
   SOFTWARE, U.S.                                        1.9%
Chevron Corp.
   OIL, GAS & CONSUMABLE FUELS, U.S.                     1.9%


                                Annual Report | 9
sector posted mediocre absolute results, pressured largely by cyclical weakness in the semiconductor industry.(7) Nonetheless, three of the Fund's 10 biggest contributors were software and services industry stocks, where surprisingly, corporate investment has sustained business technology spending.

As a sector, the Fund's utilities holdings also performed better than the benchmark and delivered the best absolute returns during the period, largely due to the performance of British Energy Group, the U.K.'s largest power producer.(8) The company's share price delivered a 50% total return during the period mainly due to underlying plant improvements and buyout interest from other European utilities providers. Rising energy costs buoyed utilities stocks as a whole, but we believed valuations generally appeared stretched and we maintained our underweighted sector allocation.

At period-end, we remained committed to the long-term value strategy that Templeton has employed through various market cycles for more than 50 years. Consistent with our investment strategy, we believed we were well positioned to benefit if a fundamentals-driven equity market returns. We were encouraged near the end of the reporting period by market activity that we believed could amount to the initial stages of a more protracted pullback in some of the most over-extended sectors such as cyclical industrials and commodities, and a rotation into the market's more depressed sectors, including consumer, health care and technology stocks. Ongoing fundamental economic imbalances, however, could support elevated commodity prices over the longer term, and their recent weakness could be attributable to a mere correction in a sector where momentum temporarily overshot fundamentals. We considered the pullback as a positive sign, and we remained watchful for other signs of moderation in global financial markets, including narrowing credit spreads, fewer bank write-downs, and a resurgence of merger and acquisition activity amid the recent low-valuation environment. Perhaps most important to the recovery is a stabilization in the U.S. housing market. Although this may still be some way off, as the rate of falling U.S. home prices moderates, we anticipate the market may begin to factor in a bottom well before evidence of one becomes apparent. At Templeton, the focus remains on our value discipline. We believe that the best bargains can be found during difficult times, and we

(7.) The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment and software in the SOI.

(8.) The utilities sector comprises electric utilities and multi-utilities in the SOI.


                               10 | Annual Report
are redoubling our screening and analysis efforts to take advantage of the opportunities that recent market turmoil has presented.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott

Tucker Scott, CFA

Portfolio Management Team
Templeton World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 11

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMWX)                            CHANGE   8/31/08   8/31/07
-----------------------                            ------   -------   -------
Net Asset Value (NAV)                              -$4.45   $15.78     $20.23
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                          $0.3245
Short-Term Capital Gain                  $0.1000
Long-Term Capital Gain                   $1.8588
   TOTAL                                 $2.2833

CLASS B (SYMBOL: TWDBX)                            CHANGE   8/31/08   8/31/07
-----------------------                            ------   -------   -------
Net Asset Value (NAV)                              -$4.39    $15.48    $19.87
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                          $0.1526
Short-Term Capital Gain                  $0.1000
Long-Term Capital Gain                   $1.8588
   TOTAL                                 $2.1114

CLASS C (SYMBOL: TEWTX)                            CHANGE   8/31/08   8/31/07
-----------------------                            ------   -------   -------
Net Asset Value (NAV)                              -$4.38    $15.23    $19.61
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                          $0.1780
Short-Term Capital Gain                  $0.1000
Long-Term Capital Gain                   $1.8588
   TOTAL                                 $2.1368

ADVISOR CLASS (SYMBOL: TWDAX)                      CHANGE   8/31/08   8/31/07
-----------------------------                      ------   -------   -------
Net Asset Value (NAV)                              -$4.46    $15.79    $20.25
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                          $0.3723
Short-Term Capital Gain                  $0.1000
Long-Term Capital Gain                   $1.8588
   TOTAL                                 $2.3311


                               12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(1)                       -12.58%   +61.64%   +117.31%
Average Annual Total Return(2)                   -17.59%    +8.79%     +7.43%
Value of $10,000 Investment(3)                  $ 8,241   $15,237   $ 20,485
Avg. Ann. Total Return (9/30/08)(4)              -29.96%    +6.28%     +6.20%
   Total Annual Operating Expenses(5)    1.05%

CLASS B                                          1-YEAR    5-YEAR   INCEPTION (1/1/99)
-------                                         -------   -------   -----------------
Cumulative Total Return(1)                       -13.29%   +55.56%       +77.39%
Average Annual Total Return(2)                   -16.41%    +8.96%        +6.11%
Value of $10,000 Investment(3)                  $ 8,359   $15,356       $17,739
Avg. Ann. Total Return (9/30/08)(4)              -28.91%    +6.44%        +4.82%
   Total Annual Operating Expenses(5)    1.81%

CLASS C                                          1-YEAR    5-YEAR   10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(1)                       -13.31%   +55.57%   +101.43%
Average Annual Total Return(2)                   -14.08%    +9.24%     +7.25%
Value of $10,000 Investment(3)                  $ 8,592   $15,557   $ 20,143
Avg. Ann. Total Return (9/30/08)(4)              -26.90%    +6.72%     +6.02%
   Total Annual Operating Expenses(5)    1.80%

ADVISOR CLASS(6)                                 1-YEAR    5-YEAR    10-YEAR
----------------                                -------   -------   --------
Cumulative Total Return(1)                       -12.40%   +62.50%   +118.47%
Average Annual Total Return(2)                   -12.40%   +10.20%     +8.13%
Value of $10,000 Investment(3)                  $ 8,760   $16,250   $ 21,847
Avg. Ann. Total Return (9/30/08)(4)              -25.46%    +7.67%     +6.90%
   Total Annual Operating Expenses(5)    0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/08
-------   -------
1-Year    -17.59%
5-Year     +8.79%
10-Year    +7.43%

CLASS A (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON WORLD       MSCI
DATE          FUND - CLASS A   WORLD INDEX     CPI
----         ---------------   -----------   -------
9/1/1998         $ 9,426         $10,000     $10,000
9/30/1998        $ 9,439         $10,179     $10,012
10/31/1998       $10,285         $11,101     $10,037
11/30/1998       $10,852         $11,762     $10,037
12/31/1998       $10,879         $12,339     $10,031
1/31/1999        $10,770         $12,611     $10,055
2/28/1999        $10,545         $12,277     $10,067
3/31/1999        $11,276         $12,790     $10,098
4/30/1999        $12,423         $13,296     $10,171
5/31/1999        $11,999         $12,812     $10,171
6/30/1999        $12,573         $13,411     $10,171
7/31/1999        $12,409         $13,373     $10,202
8/31/1999        $12,389         $13,351     $10,226
9/30/1999        $12,095         $13,223     $10,275
10/31/1999       $12,103         $13,912     $10,294
11/30/1999       $12,713         $14,306     $10,300
12/31/1999       $13,939         $15,465     $10,300
1/31/2000        $13,118         $14,582     $10,330
2/29/2000        $13,059         $14,623     $10,392
3/31/2000        $13,752         $15,635     $10,477
4/30/2000        $13,088         $14,976     $10,483
5/31/2000        $12,909         $14,599     $10,496
6/30/2000        $13,484         $15,092     $10,551
7/31/2000        $13,558         $14,669     $10,575
8/31/2000        $14,073         $15,148     $10,575
9/30/2000        $13,558         $14,344     $10,630
10/31/2000       $13,127         $14,106     $10,649
11/30/2000       $12,800         $13,251     $10,655
12/31/2000       $13,382         $13,468     $10,649
1/31/2001        $13,585         $13,729     $10,716
2/28/2001        $13,033         $12,570     $10,759
3/31/2001        $12,221         $11,747     $10,783
4/30/2001        $12,781         $12,618     $10,826
5/31/2001        $12,927         $12,462     $10,875
6/30/2001        $12,537         $12,073     $10,894
7/31/2001        $12,164         $11,914     $10,863
8/31/2001        $11,937         $11,344     $10,863
9/30/2001        $10,840         $10,346     $10,912
10/31/2001       $11,339         $10,546     $10,875
11/30/2001       $12,114         $11,171     $10,857
12/31/2001       $12,298         $11,243     $10,814
1/31/2002        $12,091         $10,903     $10,838
2/28/2002        $12,091         $10,811     $10,881
3/31/2002        $12,704         $11,291     $10,942
4/30/2002        $12,753         $10,911     $11,004
5/31/2002        $12,911         $10,937     $11,004
6/30/2002        $12,323         $10,275     $11,010
7/31/2002        $11,404         $ 9,411     $11,022
8/31/2002        $11,289         $ 9,430     $11,059
9/30/2002        $10,097         $ 8,395     $11,077
10/31/2002       $10,706         $ 9,016     $11,095
11/30/2002       $11,466         $ 9,504     $11,095
12/31/2002       $10,804         $ 9,046     $11,071
1/31/2003        $10,544         $ 8,772     $11,120
2/28/2003        $10,134         $ 8,622     $11,206
3/31/2003        $ 9,857         $ 8,598     $11,273
4/30/2003        $10,779         $ 9,366     $11,248
5/31/2003        $11,575         $ 9,906     $11,230
6/30/2003        $11,810         $10,081     $11,242
7/31/2003        $12,246         $10,288     $11,255
8/31/2003        $12,673         $10,513     $11,297
9/30/2003        $12,707         $10,579     $11,334
10/31/2003       $13,372         $11,209     $11,322
11/30/2003       $13,601         $11,383     $11,291
12/31/2003       $14,411         $12,100     $11,279
1/31/2004        $14,940         $12,296     $11,334
2/29/2004        $15,231         $12,507     $11,395
3/31/2004        $15,009         $12,429     $11,469
4/30/2004        $14,564         $12,181     $11,506
5/31/2004        $14,590         $12,300     $11,573
6/30/2004        $14,829         $12,558     $11,610
7/31/2004        $14,257         $12,152     $11,591
8/31/2004        $14,334         $12,210     $11,597
9/30/2004        $14,684         $12,445     $11,622
10/31/2004       $15,034         $12,752     $11,683
11/30/2004       $16,121         $13,428     $11,689
12/31/2004       $16,663         $13,944     $11,646
1/31/2005        $16,353         $13,633     $11,671
2/28/2005        $17,114         $14,071     $11,738
3/31/2005        $16,663         $13,804     $11,830
4/30/2005        $16,353         $13,513     $11,909
5/31/2005        $16,560         $13,763     $11,897
6/30/2005        $16,851         $13,888     $11,903
7/31/2005        $17,611         $14,377     $11,958
8/31/2005        $17,761         $14,492     $12,020
9/30/2005        $18,306         $14,872     $12,166
10/31/2005       $17,749         $14,514     $12,191
11/30/2005       $18,027         $15,006     $12,093
12/31/2005       $18,607         $15,342     $12,044
1/31/2006        $19,582         $16,030     $12,136
2/28/2006        $19,383         $16,013     $12,160
3/31/2006        $19,624         $16,372     $12,228
4/30/2006        $20,432         $16,878     $12,332
5/31/2006        $19,750         $16,317     $12,393
6/30/2006        $19,677         $16,319     $12,417
7/31/2006        $19,865         $16,424     $12,454
8/31/2006        $20,411         $16,859     $12,479
9/30/2006        $20,725         $17,065     $12,417
10/31/2006       $21,511         $17,694     $12,350
11/30/2006       $22,033         $18,137     $12,332
12/31/2006       $22,494         $18,511     $12,350
1/31/2007        $22,807         $18,733     $12,388
2/28/2007        $22,425         $18,643     $12,454
3/31/2007        $22,656         $18,992     $12,567
4/30/2007        $23,641         $19,841     $12,649
5/31/2007        $24,278         $20,417     $12,726
6/30/2007        $24,255         $20,266     $12,751
7/31/2007        $23,838         $19,822     $12,748
8/31/2007        $23,433         $19,815     $12,724
9/30/2007        $24,591         $20,764     $12,759
10/31/2007       $25,637         $21,406     $12,787
11/30/2007       $24,567         $20,540     $12,863
12/31/2007       $24,405         $20,281     $12,854
1/31/2008        $22,367         $18,736     $12,918
2/29/2008        $21,939         $18,637     $12,956
3/31/2008        $21,484         $18,467     $13,068
4/30/2008        $22,808         $19,453     $13,147
5/31/2008        $22,964         $19,773     $13,258
6/30/2008        $21,056         $18,203     $13,391
7/31/2008        $20,731         $17,763     $13,462
8/31/2008        $20,485         $17,522     $13,408

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    8/31/08
-------                    -------
1-Year                     -16.41%
5-Year                      +8.96%
Since Inception (1/1/99)    +6.11%

CLASS B (1/1/99-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON WORLD       MSCI
DATE          FUND - CLASS B   WORLD INDEX     CPI
----         ---------------   -----------   -------
1/1/1999         $10,000         $10,000     $10,000
1/31/1999        $ 9,900         $10,220     $10,024
2/28/1999        $ 9,692         $ 9,950     $10,037
3/31/1999        $10,358         $10,366     $10,067
4/30/1999        $11,400         $10,776     $10,140
5/31/1999        $10,998         $10,383     $10,140
6/30/1999        $11,525         $10,869     $10,140
7/31/1999        $11,362         $10,838     $10,171
8/31/1999        $11,331         $10,820     $10,195
9/30/1999        $11,061         $10,717     $10,244
10/31/1999       $11,050         $11,275     $10,262
11/30/1999       $11,604         $11,594     $10,268
12/31/1999       $12,715         $12,534     $10,268
1/31/2000        $11,955         $11,818     $10,299
2/29/2000        $11,900         $11,851     $10,360
3/31/2000        $12,523         $12,672     $10,445
4/30/2000        $11,907         $12,137     $10,451
5/31/2000        $11,743         $11,831     $10,464
6/30/2000        $12,256         $12,231     $10,519
7/31/2000        $12,318         $11,889     $10,543
8/31/2000        $12,776         $12,277     $10,543
9/30/2000        $12,297         $11,626     $10,598
10/31/2000       $11,901         $11,432     $10,616
11/30/2000       $11,602         $10,740     $10,622
12/31/2000       $12,120         $10,915     $10,616
1/31/2001        $12,298         $11,127     $10,683
2/28/2001        $11,786         $10,188     $10,726
3/31/2001        $11,045         $ 9,520     $10,750
4/30/2001        $11,549         $10,227     $10,793
5/31/2001        $11,668         $10,100     $10,842
6/30/2001        $11,312         $ 9,785     $10,860
7/31/2001        $10,963         $ 9,656     $10,830
8/31/2001        $10,756         $ 9,194     $10,830
9/30/2001        $ 9,762         $ 8,385     $10,879
10/31/2001       $10,204         $ 8,547     $10,842
11/30/2001       $10,894         $ 9,054     $10,824
12/31/2001       $11,050         $ 9,112     $10,781
1/31/2002        $10,862         $ 8,837     $10,805
2/28/2002        $10,855         $ 8,761     $10,848
3/31/2002        $11,402         $ 9,151     $10,909
4/30/2002        $11,440         $ 8,843     $10,970
5/31/2002        $11,567         $ 8,864     $10,970
6/30/2002        $11,035         $ 8,328     $10,976
7/31/2002        $10,210         $ 7,627     $10,988
8/31/2002        $10,097         $ 7,643     $11,025
9/30/2002        $ 9,024         $ 6,804     $11,043
10/31/2002       $ 9,567         $ 7,307     $11,062
11/30/2002       $10,237         $ 7,703     $11,062
12/31/2002       $ 9,640         $ 7,331     $11,037
1/31/2003        $ 9,399         $ 7,110     $11,086
2/28/2003        $ 9,029         $ 6,988     $11,171
3/31/2003        $ 8,780         $ 6,969     $11,239
4/30/2003        $ 9,587         $ 7,591     $11,214
5/31/2003        $10,296         $ 8,029     $11,196
6/30/2003        $10,500         $ 8,170     $11,208
7/31/2003        $10,877         $ 8,338     $11,220
8/31/2003        $11,254         $ 8,520     $11,263
9/30/2003        $11,269         $ 8,574     $11,300
10/31/2003       $11,859         $ 9,085     $11,287
11/30/2003       $12,050         $ 9,225     $11,257
12/31/2003       $12,761         $ 9,806     $11,245
1/31/2004        $13,227         $ 9,966     $11,300
2/29/2004        $13,472         $10,136     $11,361
3/31/2004        $13,266         $10,073     $11,434
4/30/2004        $12,868         $ 9,872     $11,470
5/31/2004        $12,876         $ 9,969     $11,538
6/30/2004        $13,082         $10,178     $11,574
7/31/2004        $12,578         $ 9,848     $11,556
8/31/2004        $12,631         $ 9,895     $11,562
9/30/2004        $12,929         $10,086     $11,586
10/31/2004       $13,226         $10,335     $11,647
11/30/2004       $14,178         $10,883     $11,653
12/31/2004       $14,651         $11,301     $11,611
1/31/2005        $14,367         $11,049     $11,635
2/28/2005        $15,027         $11,404     $11,702
3/31/2005        $14,617         $11,187     $11,794
4/30/2005        $14,342         $10,951     $11,873
5/31/2005        $14,509         $11,154     $11,861
6/30/2005        $14,759         $11,256     $11,867
7/31/2005        $15,411         $11,651     $11,922
8/31/2005        $15,536         $11,745     $11,983
9/30/2005        $15,995         $12,053     $12,129
10/31/2005       $15,499         $11,763     $12,154
11/30/2005       $15,745         $12,161     $12,056
12/31/2005       $16,230         $12,434     $12,007
1/31/2006        $17,075         $12,992     $12,099
2/28/2006        $16,889         $12,978     $12,123
3/31/2006        $17,094         $13,269     $12,190
4/30/2006        $17,781         $13,679     $12,294
5/31/2006        $17,177         $13,224     $12,355
6/30/2006        $17,103         $13,225     $12,379
7/31/2006        $17,251         $13,311     $12,416
8/31/2006        $17,716         $13,663     $12,441
9/30/2006        $17,985         $13,830     $12,379
10/31/2006       $18,652         $14,341     $12,312
11/30/2006       $19,092         $14,699     $12,294
12/31/2006       $19,479         $15,002     $12,312
1/31/2007        $19,750         $15,182     $12,350
2/28/2007        $19,418         $15,109     $12,416
3/31/2007        $19,618         $15,392     $12,529
4/30/2007        $20,471         $16,080     $12,610
5/31/2007        $21,022         $16,547     $12,688
6/30/2007        $21,001         $16,425     $12,712
7/31/2007        $20,640         $16,064     $12,709
8/31/2007        $20,289         $16,059     $12,686
9/30/2007        $21,291         $16,828     $12,721
10/31/2007       $22,196         $17,348     $12,748
11/30/2007       $21,270         $16,647     $12,823
12/31/2007       $21,130         $16,437     $12,815
1/31/2008        $19,366         $15,185     $12,879
2/29/2008        $18,994         $15,104     $12,916
3/31/2008        $18,601         $14,967     $13,028
4/30/2008        $19,747         $15,765     $13,107
5/31/2008        $19,881         $16,025     $13,217
6/30/2008        $18,229         $14,753     $13,351
7/31/2008        $17,948         $14,396     $13,421
8/31/2008        $17,739         $14,201     $13,367


                               14 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/08
-------   -------
1-Year    -14.08%
5-Year     +9.24%
10-Year    +7.25%

CLASS C (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON WORLD       MSCI
DATE          FUND - CLASS C   WORLD INDEX     CPI
----         ---------------   -----------   -------
9/1/1998         $10,000         $10,000     $10,000
9/30/1998        $10,007         $10,179     $10,012
10/31/1998       $10,897         $11,101     $10,037
11/30/1998       $11,493         $11,762     $10,037
12/31/1998       $11,508         $12,339     $10,031
1/31/1999        $11,390         $12,611     $10,055
2/28/1999        $11,147         $12,277     $10,067
3/31/1999        $11,913         $12,790     $10,098
4/30/1999        $13,105         $13,296     $10,171
5/31/1999        $12,656         $12,812     $10,171
6/30/1999        $13,253         $13,411     $10,171
7/31/1999        $13,068         $13,373     $10,202
8/31/1999        $13,039         $13,351     $10,226
9/30/1999        $12,722         $13,223     $10,275
10/31/1999       $12,723         $13,912     $10,294
11/30/1999       $13,353         $14,306     $10,300
12/31/1999       $14,633         $15,465     $10,300
1/31/2000        $13,763         $14,582     $10,330
2/29/2000        $13,691         $14,623     $10,392
3/31/2000        $14,409         $15,635     $10,477
4/30/2000        $13,707         $14,976     $10,483
5/31/2000        $13,508         $14,599     $10,496
6/30/2000        $14,106         $15,092     $10,551
7/31/2000        $14,170         $14,669     $10,575
8/31/2000        $14,704         $15,148     $10,575
9/30/2000        $14,154         $14,344     $10,630
10/31/2000       $13,694         $14,106     $10,649
11/30/2000       $13,347         $13,251     $10,655
12/31/2000       $13,948         $13,468     $10,649
1/31/2001        $14,147         $13,729     $10,716
2/28/2001        $13,568         $12,570     $10,759
3/31/2001        $12,714         $11,747     $10,783
4/30/2001        $13,284         $12,618     $10,826
5/31/2001        $13,430         $12,462     $10,875
6/30/2001        $13,016         $12,073     $10,894
7/31/2001        $12,619         $11,914     $10,863
8/31/2001        $12,377         $11,344     $10,863
9/30/2001        $11,238         $10,346     $10,912
10/31/2001       $11,742         $10,546     $10,875
11/30/2001       $12,535         $11,171     $10,857
12/31/2001       $12,716         $11,243     $10,814
1/31/2002        $12,498         $10,903     $10,838
2/28/2002        $12,498         $10,811     $10,881
3/31/2002        $13,117         $11,291     $10,942
4/30/2002        $13,161         $10,911     $11,004
5/31/2002        $13,318         $10,937     $11,004
6/30/2002        $12,698         $10,275     $11,010
7/31/2002        $11,747         $ 9,411     $11,022
8/31/2002        $11,616         $ 9,430     $11,059
9/30/2002        $10,386         $ 8,395     $11,077
10/31/2002       $11,006         $ 9,016     $11,095
11/30/2002       $11,785         $ 9,504     $11,095
12/31/2002       $11,090         $ 9,046     $11,071
1/31/2003        $10,818         $ 8,772     $11,120
2/28/2003        $10,388         $ 8,622     $11,206
3/31/2003        $10,108         $ 8,598     $11,273
4/30/2003        $11,037         $ 9,366     $11,248
5/31/2003        $11,843         $ 9,906     $11,230
6/30/2003        $12,080         $10,081     $11,242
7/31/2003        $12,518         $10,288     $11,255
8/31/2003        $12,948         $10,513     $11,297
9/30/2003        $12,974         $10,579     $11,334
10/31/2003       $13,645         $11,209     $11,322
11/30/2003       $13,867         $11,383     $11,291
12/31/2003       $14,683         $12,100     $11,279
1/31/2004        $15,216         $12,296     $11,334
2/29/2004        $15,500         $12,507     $11,395
3/31/2004        $15,269         $12,429     $11,469
4/30/2004        $14,808         $12,181     $11,506
5/31/2004        $14,817         $12,300     $11,573
6/30/2004        $15,056         $12,558     $11,610
7/31/2004        $14,470         $12,152     $11,591
8/31/2004        $14,533         $12,210     $11,597
9/30/2004        $14,879         $12,445     $11,622
10/31/2004       $15,219         $12,752     $11,683
11/30/2004       $16,315         $13,428     $11,689
12/31/2004       $16,856         $13,944     $11,646
1/31/2005        $16,526         $13,633     $11,671
2/28/2005        $17,292         $14,071     $11,738
3/31/2005        $16,827         $13,804     $11,830
4/30/2005        $16,506         $13,513     $11,909
5/31/2005        $16,691         $13,763     $11,897
6/30/2005        $16,982         $13,888     $11,903
7/31/2005        $17,729         $14,377     $11,958
8/31/2005        $17,875         $14,492     $12,020
9/30/2005        $18,408         $14,872     $12,166
10/31/2005       $17,834         $14,514     $12,191
11/30/2005       $18,109         $15,006     $12,093
12/31/2005       $18,674         $15,342     $12,044
1/31/2006        $19,647         $16,030     $12,136
2/28/2006        $19,431         $16,013     $12,160
3/31/2006        $19,669         $16,372     $12,228
4/30/2006        $20,458         $16,878     $12,332
5/31/2006        $19,755         $16,317     $12,393
6/30/2006        $19,679         $16,319     $12,417
7/31/2006        $19,852         $16,424     $12,454
8/31/2006        $20,382         $16,859     $12,479
9/30/2006        $20,684         $17,065     $12,417
10/31/2006       $21,452         $17,694     $12,350
11/30/2006       $21,965         $18,137     $12,332
12/31/2006       $22,406         $18,511     $12,350
1/31/2007        $22,702         $18,733     $12,388
2/28/2007        $22,311         $18,643     $12,454
3/31/2007        $22,524         $18,992     $12,567
4/30/2007        $23,496         $19,841     $12,649
5/31/2007        $24,112         $20,417     $12,726
6/30/2007        $24,076         $20,266     $12,751
7/31/2007        $23,638         $19,822     $12,748
8/31/2007        $23,235         $19,815     $12,724
9/30/2007        $24,349         $20,764     $12,759
10/31/2007       $25,391         $21,406     $12,787
11/30/2007       $24,312         $20,540     $12,863
12/31/2007       $24,137         $20,281     $12,854
1/31/2008        $22,100         $18,736     $12,918
2/29/2008        $21,664         $18,637     $12,956
3/31/2008        $21,201         $18,467     $13,068
4/30/2008        $22,497         $19,453     $13,147
5/31/2008        $22,630         $19,773     $13,258
6/30/2008        $20,738         $18,203     $13,391
7/31/2008        $20,408         $17,763     $13,462
8/31/2008        $20,143         $17,522     $13,408


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   8/31/08
----------------   -------
1-Year             -12.40%
5-Year             +10.20%
10-Year            +8.13%

ADVISOR CLASS (9/1/98-8/31/08)(6)

                               (PERFORMANCE GRAPH)

                TEMPLETON WORLD         MSCI
DATE         FUND - ADVISOR CLASS   WORLD INDEX     CPI
----         --------------------   -----------   -------
9/1/1998            $10,000           $10,000     $10,000
9/30/1998           $10,013           $10,179     $10,012
10/31/1998          $10,911           $11,101     $10,037
11/30/1998          $11,512           $11,762     $10,037
12/31/1998          $11,541           $12,339     $10,031
1/31/1999           $11,426           $12,611     $10,055
2/28/1999           $11,187           $12,277     $10,067
3/31/1999           $11,962           $12,790     $10,098
4/30/1999           $13,180           $13,296     $10,171
5/31/1999           $12,731           $12,812     $10,171
6/30/1999           $13,339           $13,411     $10,171
7/31/1999           $13,166           $13,373     $10,202
8/31/1999           $13,143           $13,351     $10,226
9/30/1999           $12,832           $13,223     $10,275
10/31/1999          $12,841           $13,912     $10,294
11/30/1999          $13,488           $14,306     $10,300
12/31/1999          $14,788           $15,465     $10,300
1/31/2000           $13,917           $14,582     $10,330
2/29/2000           $13,854           $14,623     $10,392
3/31/2000           $14,590           $15,635     $10,477
4/30/2000           $13,885           $14,976     $10,483
5/31/2000           $13,695           $14,599     $10,496
6/30/2000           $14,305           $15,092     $10,551
7/31/2000           $14,383           $14,669     $10,575
8/31/2000           $14,930           $15,148     $10,575
9/30/2000           $14,383           $14,344     $10,630
10/31/2000          $13,926           $14,106     $10,649
11/30/2000          $13,579           $13,251     $10,655
12/31/2000          $14,196           $13,468     $10,649
1/31/2001           $14,412           $13,729     $10,716
2/28/2001           $13,826           $12,570     $10,759
3/31/2001           $12,965           $11,747     $10,783
4/30/2001           $13,559           $12,618     $10,826
5/31/2001           $13,713           $12,462     $10,875
6/30/2001           $13,299           $12,073     $10,894
7/31/2001           $12,903           $11,914     $10,863
8/31/2001           $12,662           $11,344     $10,863
9/30/2001           $11,499           $10,346     $10,912
10/31/2001          $12,028           $10,546     $10,875
11/30/2001          $12,851           $11,171     $10,857
12/31/2001          $13,046           $11,243     $10,814
1/31/2002           $12,827           $10,903     $10,838
2/28/2002           $12,827           $10,811     $10,881
3/31/2002           $13,478           $11,291     $10,942
4/30/2002           $13,530           $10,911     $11,004
5/31/2002           $13,697           $10,937     $11,004
6/30/2002           $13,073           $10,275     $11,010
7/31/2002           $12,099           $ 9,411     $11,022
8/31/2002           $11,976           $ 9,430     $11,059
9/30/2002           $10,711           $ 8,395     $11,077
10/31/2002          $11,357           $ 9,016     $11,095
11/30/2002          $12,164           $ 9,504     $11,095
12/31/2002          $11,462           $ 9,046     $11,071
1/31/2003           $11,187           $ 8,772     $11,120
2/28/2003           $10,750           $ 8,622     $11,206
3/31/2003           $10,457           $ 8,598     $11,273
4/30/2003           $11,435           $ 9,366     $11,248
5/31/2003           $12,280           $ 9,906     $11,230
6/30/2003           $12,529           $10,081     $11,242
7/31/2003           $12,991           $10,288     $11,255
8/31/2003           $13,445           $10,513     $11,297
9/30/2003           $13,480           $10,579     $11,334
10/31/2003          $14,185           $11,209     $11,322
11/30/2003          $14,429           $11,383     $11,291
12/31/2003          $15,287           $12,100     $11,279
1/31/2004           $15,850           $12,296     $11,334
2/29/2004           $16,157           $12,507     $11,395
3/31/2004           $15,921           $12,429     $11,469
4/30/2004           $15,450           $12,181     $11,506
5/31/2004           $15,478           $12,300     $11,573
6/30/2004           $15,732           $12,558     $11,610
7/31/2004           $15,124           $12,152     $11,591
8/31/2004           $15,206           $12,210     $11,597
9/30/2004           $15,577           $12,445     $11,622
10/31/2004          $15,949           $12,752     $11,683
11/30/2004          $17,102           $13,428     $11,689
12/31/2004          $17,677           $13,944     $11,646
1/31/2005           $17,348           $13,633     $11,671
2/28/2005           $18,155           $14,071     $11,738
3/31/2005           $17,678           $13,804     $11,830
4/30/2005           $17,349           $13,513     $11,909
5/31/2005           $17,567           $13,763     $11,897
6/30/2005           $17,876           $13,888     $11,903
7/31/2005           $18,683           $14,377     $11,958
8/31/2005           $18,842           $14,492     $12,020
9/30/2005           $19,420           $14,872     $12,166
10/31/2005          $18,830           $14,514     $12,191
11/30/2005          $19,123           $15,006     $12,093
12/31/2005          $19,739           $15,342     $12,044
1/31/2006           $20,773           $16,030     $12,136
2/28/2006           $20,562           $16,013     $12,160
3/31/2006           $20,816           $16,372     $12,228
4/30/2006           $21,674           $16,878     $12,332
5/31/2006           $20,950           $16,317     $12,393
6/30/2006           $20,883           $16,319     $12,417
7/31/2006           $21,084           $16,424     $12,454
8/31/2006           $21,674           $16,859     $12,479
9/30/2006           $22,019           $17,065     $12,417
10/31/2006          $22,853           $17,694     $12,350
11/30/2006          $23,408           $18,137     $12,332
12/31/2006          $23,905           $18,511     $12,350
1/31/2007           $24,237           $18,733     $12,388
2/28/2007           $23,842           $18,643     $12,454
3/31/2007           $24,088           $18,992     $12,567
4/30/2007           $25,135           $19,841     $12,649
5/31/2007           $25,824           $20,417     $12,726
6/30/2007           $25,798           $20,266     $12,751
7/31/2007           $25,354           $19,822     $12,748
8/31/2007           $24,936           $19,815     $12,724
9/30/2007           $26,168           $20,764     $12,759
10/31/2007          $27,298           $21,406     $12,787
11/30/2007          $26,160           $20,540     $12,863
12/31/2007          $25,995           $20,281     $12,854
1/31/2008           $23,822           $18,736     $12,918
2/29/2008           $23,365           $18,637     $12,956
3/31/2008           $22,895           $18,467     $13,068
4/30/2008           $24,305           $19,453     $13,147
5/31/2008           $24,471           $19,773     $13,258
6/30/2008           $22,452           $18,203     $13,391
7/31/2008           $22,120           $17,763     $13,462
8/31/2008           $21,847           $17,522     $13,408


                               Annual Report | 15

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS.

INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +1.32% and +0.57%.

(7.) Source: (C) 2008 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING        ENDING       EXPENSES PAID
                                              ACCOUNT        ACCOUNT      DURING PERIOD*
                                           VALUE 3/1/08   VALUE 8/31/08   3/1/08-8/31/08
                                           ------------   -------------   --------------
CLASS A
Actual                                        $1,000        $  933.70          $5.06
Hypothetical (5% return before expenses)      $1,000        $1,019.91          $5.28
CLASS B
Actual                                        $1,000        $  930.30          $8.73
Hypothetical (5% return before expenses)      $1,000        $1,016.09          $9.12
CLASS C
Actual                                        $1,000        $  929.80          $8.73
Hypothetical (5% return before expenses)      $1,000        $1,016.09          $9.12
ADVISOR CLASS
Actual                                        $1,000        $  934.90          $3.89
Hypothetical (5% return before expenses)      $1,000        $1,021.11          $4.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.04%; B: 1.80%; C: 1.80%; and Advisor:
     0.80%), multiplied by the average account value over the period, multiplied by 184/366, to reflect the one-half year period.


                               18 | Annual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED AUGUST 31,
                                                   ---------------------------------------------------------------
CLASS A                                               2008          2007         2006         2005         2004
-------                                            ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    20.23    $    19.46   $    18.92   $    16.78   $    15.12
                                                   ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.31          0.26         0.28         0.25         0.22
   Net realized and unrealized gains (losses) ..        (2.48)         2.45         2.23         3.46         1.74
                                                   ----------    ----------   ----------   ----------   ----------
Total from investment operations ...............        (2.17)         2.71         2.51         3.71         1.96
                                                   ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .......................        (0.32)        (0.34)       (0.27)       (0.32)       (0.30)
   Net realized gains ..........................        (1.96)        (1.60)       (1.70)       (1.25)          --
                                                   ----------    ----------   ----------   ----------   ----------
Total distributions ............................        (2.28)        (1.94)       (1.97)       (1.57)       (0.30)
                                                   ----------    ----------   ----------   ----------   ----------
Redemption fees(c) .............................           --            --           --           --           --
                                                   ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $    15.78    $    20.23   $    19.46   $    18.92   $    16.78
                                                   ==========    ==========   ==========   ==========   ==========
Total return(d) ................................       (12.58)%       14.80%       14.92%       23.91%       13.10%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................         1.05%         1.05%        1.06%        1.08%        1.11%
Net investment income ..........................         1.71%         1.29%        1.49%        1.41%        1.32%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $7,277,382    $9,152,846   $8,627,348   $7,988,364   $6,924,779
Portfolio turnover rate ........................        21.91%        33.12%       35.41%       24.13%       37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton World Fund

                                                                 YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------
CLASS B                                              2008       2007      2006      2005      2004
-------                                            -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 19.87    $ 19.08   $ 18.61   $ 16.53   $ 14.92
                                                   -------    -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................      0.16       0.10      0.13      0.12      0.10
   Net realized and unrealized gains (losses) ..     (2.44)      2.43      2.20      3.41      1.71
                                                   -------    -------   -------   -------   -------
Total from investment operations ...............     (2.28)      2.53      2.33      3.53      1.81
                                                   -------    -------   -------   -------   -------
Less distributions from:
   Net investment income .......................     (0.15)     (0.14)    (0.16)    (0.20)    (0.20)
   Net realized gains ..........................     (1.96)     (1.60)    (1.70)    (1.25)       --
                                                   -------    -------   -------   -------   -------
Total distributions ............................     (2.11)     (1.74)    (1.86)    (1.45)    (0.20)
                                                   -------    -------   -------   -------   -------
Redemption fees(c) .............................        --         --        --        --        --
                                                   -------    -------   -------   -------   -------
Net asset value, end of year ...................   $ 15.48    $ 19.87   $ 19.08   $ 18.61   $ 16.53
                                                   =======    =======   =======   =======   =======
Total return(d) ................................    (13.29)%    13.97%    14.03%    22.99%    12.24%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................      1.81%      1.81%     1.82%     1.83%     1.86%
Net investment income ..........................      0.95%      0.53%     0.73%     0.66%     0.57%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $33,986    $58,251   $64,381   $60,564   $49,419
Portfolio turnover rate ........................     21.91%     33.12%    35.41%    24.13%    37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton World Fund

                                                                   YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------
CLASS C                                              2008        2007       2006       2005       2004
-------                                            --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  19.61    $  18.86   $  18.42   $  16.37   $  14.77
                                                   --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.16        0.11       0.14       0.11       0.09
   Net realized and unrealized gains (losses) ..      (2.40)       2.39       2.16       3.38       1.70
                                                   --------    --------   --------   --------   --------
Total from investment operations ...............      (2.24)       2.50       2.30       3.49       1.79
                                                   --------    --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.18)      (0.15)     (0.16)     (0.19)     (0.19)
   Net realized gains ..........................      (1.96)      (1.60)     (1.70)     (1.25)        --
                                                   --------    --------   --------   --------   --------
Total distributions ............................      (2.14)      (1.75)     (1.86)     (1.44)     (0.19)
                                                   --------    --------   --------   --------   --------
Redemption fees(c) .............................         --          --         --         --         --
                                                   --------    --------   --------   --------   --------
Net asset value, end of year ...................   $  15.23    $  19.61   $  18.86   $  18.42   $  16.37
                                                   ========    ========   ========   ========   ========
Total return(d) ................................     (13.31)%     14.00%     14.03%     23.00%     12.24%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       1.80%       1.80%      1.82%      1.83%      1.86%
Net investment income ..........................       0.96%       0.54%      0.73%      0.66%      0.57%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $339,251    $446,046   $407,087   $351,430   $295,009
Portfolio turnover rate ........................      21.91%      33.12%     35.41%     24.13%     37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton World Fund

                                                        YEAR ENDED AUGUST 31,
                                                   -------------------------------
ADVISOR CLASS                                        2008        2007      2006(a)
-------------                                      --------    --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  20.25    $  19.48   $ 19.38
                                                   --------    --------   -------
Income from investment operations(b):
   Net investment income(c) ....................       0.34        0.32      0.11
   Net realized and unrealized gains (losses) ..      (2.47)       2.44     (0.01)
                                                   --------    --------   -------
Total from investment operations ...............      (2.13)       2.76      0.10
                                                   --------    --------   -------
Less distributions from:
   Net investment income .......................      (0.37)      (0.39)       --
   Net realized gains ..........................      (1.96)      (1.60)       --
                                                   --------    --------   -------
Total distributions ............................      (2.33)      (1.99)       --
                                                   --------    --------   -------
Redemption fees(d) .............................         --          --        --
                                                   --------    --------   -------
Net asset value, end of year ...................   $  15.79    $  20.25   $ 19.48
                                                   ========    ========   =======
Total return(e) ................................     (12.40)%     15.06%     0.52%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ....................................       0.81%       0.81%     0.82%
Net investment income ..........................       1.95%       1.53%     1.73%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $125,863    $193,581   $31,804
Portfolio turnover rate ........................      21.91%      33.12%    35.41%

(a)  For the period May 15, 2006 (effective date) to August 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                             INDUSTRY                     SHARES/UNITS         VALUE
                                             ----------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
       INTERESTS 90.5%
    BERMUDA 1.4%
    Invesco Ltd. .........................               Capital Markets                  4,193,499       $  107,479,379
                                                                                                          --------------
    FINLAND 1.2%
    UPM-Kymmene OYJ ......................           Paper & Forest Products              5,421,310           93,050,817
                                                                                                          --------------
    FRANCE 4.9%
    France Telecom SA ....................    Diversified Telecommunication Services      2,756,030           81,407,733
    Sanofi-Aventis .......................               Pharmaceuticals                  1,800,000          128,359,558
    Total SA, B ..........................         Oil, Gas & Consumable Fuels              897,720           64,590,066
    Vivendi SA ...........................                    Media                       2,750,000          106,665,564
                                                                                                          --------------
                                                                                                             381,022,921
                                                                                                          --------------
    GERMANY 3.8%
    Bayerische Motoren Werke AG ..........                 Automobiles                    1,177,640           48,804,637
    Deutsche Post AG .....................           Air Freight & Logistics              1,638,630           38,413,843
    SAP AG ...............................                   Software                       912,830           51,147,747
    Siemens AG ...........................           Industrial Conglomerates             1,416,280          154,475,704
                                                                                                          --------------
                                                                                                             292,841,931
                                                                                                          --------------
    HONG KONG 4.4%
    Cheung Kong (Holdings) Ltd. ..........     Real Estate Management & Development       9,663,751          138,929,190
    Hutchison Whampoa Ltd. ...............           Industrial Conglomerates            13,611,060          127,224,912
    New World Development Co. Ltd. .......     Real Estate Management & Development      17,382,443           26,726,801
    Yue Yuen Industrial Holdings Ltd. ....       Textiles, Apparel & Luxury Goods        17,249,500           48,071,833
                                                                                                          --------------
                                                                                                             340,952,736
                                                                                                          --------------
    INDIA 1.8%
    Indian Oil Corp. Ltd. ................         Oil, Gas & Consumable Fuels            1,579,949           14,457,956
    Reliance Industries Ltd. .............         Oil, Gas & Consumable Fuels            2,599,080          126,591,844
                                                                                                          --------------
                                                                                                             141,049,800
                                                                                                          --------------
    ISRAEL 1.4%
(a) Check Point Software
       Technologies Ltd. .................                   Software                     4,502,950          110,277,245
                                                                                                          --------------
    ITALY 1.5%
    Eni SpA ..............................         Oil, Gas & Consumable Fuels            2,541,076           82,868,066
    Intesa Sanpaolo SpA ..................               Commercial Banks                 6,634,800           35,745,365
                                                                                                          --------------
                                                                                                             118,613,431
                                                                                                          --------------
    JAPAN 3.4%
    NOK Corp. ............................               Auto Components                  1,441,300           20,817,012
    Olympus Corp. ........................       Health Care Equipment & Supplies         1,522,000           49,922,271
    Sumitomo Mitsui Financial Group
       Inc. ..............................               Commercial Banks                     7,803           48,033,903
    Takeda Pharmaceutical Co. Ltd. .......               Pharmaceuticals                  1,241,800           65,375,910
    Toyota Motor Corp. ...................                 Automobiles                    1,740,500           78,837,422
                                                                                                          --------------
                                                                                                             262,986,518
                                                                                                          --------------


                               Annual Report | 23

Templeton World Fund

                                                             INDUSTRY                     SHARES/UNITS         VALUE
                                             ----------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
    NETHERLANDS 1.9%
    ING Groep NV .........................        Diversified Financial Services          4,594,030       $  143,819,684
                                                                                                          --------------
    NORWAY 0.6%
    Telenor ASA ..........................    Diversified Telecommunication Services      3,050,480           48,155,111
                                                                                                          --------------
    PHILIPPINES 0.3%
    Ayala Land Inc. ......................     Real Estate Management & Development      94,089,601           20,954,229
                                                                                                          --------------
    RUSSIA 0.6%
    Gazprom, ADR .........................         Oil, Gas & Consumable Fuels            1,255,250           48,640,938
                                                                                                          --------------
    SINGAPORE 2.2%
(a) Flextronics International Ltd. .......      Electronic Equipment & Instruments        4,259,287           37,992,840
    Parkway Holdings Ltd. ................       Health Care Providers & Services        22,029,333           34,806,874
    Singapore Telecommunications Ltd. ....    Diversified Telecommunication Services     34,846,261           86,765,396
    United Overseas Bank Ltd. ............               Commercial Banks                 1,085,000           14,541,158
                                                                                                          --------------
                                                                                                             174,106,268
                                                                                                          --------------
    SOUTH AFRICA 0.3%
    Massmart Holdings Ltd. ...............           Food & Staples Retailing             2,307,600           24,942,166
                                                                                                          --------------
    SOUTH KOREA 3.1%
    Hana Financial Group Inc. ............               Commercial Banks                   972,111           34,627,410
    Kookmin Bank .........................               Commercial Banks                 1,038,873           57,129,670
    KT Corp., ADR ........................    Diversified Telecommunication Services      2,120,300           43,169,308
    Samsung Electronics Co. Ltd. .........   Semiconductors & Semiconductor Equipment       229,519          108,727,844
                                                                                                          --------------
                                                                                                             243,654,232
                                                                                                          --------------
    SPAIN 1.4%
    Telefonica SA ........................    Diversified Telecommunication Services      4,350,130          107,913,538
                                                                                                          --------------
    SWEDEN 0.6%
    Telefonaktiebolaget LM Ericsson, B ...           Communications Equipment             4,374,200           49,478,834
                                                                                                          --------------
    SWITZERLAND 1.9%
    Adecco SA ............................        Commercial Services & Supplies            958,510           45,174,963
    Novartis AG ..........................               Pharmaceuticals                  1,814,970          101,445,154
                                                                                                          --------------
                                                                                                             146,620,117
                                                                                                          --------------
    TAIWAN 4.8%
(a) Chunghwa Telecom Co. Ltd., ADR .......    Diversified Telecommunication Services      4,034,325           99,809,200
    Compal Electronics Inc. ..............           Computers & Peripherals             64,451,387           58,211,521
(b) Compal Electronics Inc., GDR, 144A ...           Computers & Peripherals                 24,240              106,171
    Lite-On Technology Corp. .............           Computers & Peripherals                175,194              173,223
    Mega Financial Holding Co. Ltd. ......               Commercial Banks                73,723,000           46,609,851
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ..........................   Semiconductors & Semiconductor Equipment    89,727,761          167,484,238
                                                                                                          --------------
                                                                                                             372,394,204
                                                                                                          --------------


                               24 | Annual Report

Templeton World Fund

                                                             INDUSTRY                     SHARES/UNITS         VALUE
                                             ----------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
    TURKEY 0.9%
    Turkcell Iletisim Hizmetleri AS ......      Wireless Telecommunication Services       9,848,862       $   66,096,955
                                                                                                          --------------
    UNITED KINGDOM 14.0%
    Aviva PLC ............................                   Insurance                    6,771,466           63,524,037
    BAE Systems PLC ......................              Aerospace & Defense              11,670,208          102,138,586
    BP PLC ...............................          Oil, Gas & Consumable Fuels          17,733,917          170,972,026
    British Energy Group PLC .............              Electric Utilities                9,279,522          124,614,438
    British Sky Broadcasting Group PLC ...                     Media                      4,258,959           36,187,567
    Compass Group PLC ....................         Hotels, Restaurants & Leisure          7,069,041           47,239,412
    GlaxoSmithKline PLC ..................                Pharmaceuticals                 5,540,516          130,976,307
    Old Mutual PLC .......................                   Insurance                    4,257,903            7,577,319
    Pearson PLC ..........................                     Media                      9,736,283          120,540,495
    Royal Dutch Shell PLC, A .............          Oil, Gas & Consumable Fuels           2,114,635           73,909,185
    Royal Dutch Shell PLC, B .............          Oil, Gas & Consumable Fuels           3,441,685          118,730,489
    Vodafone Group PLC ...................      Wireless Telecommunication Services      36,401,320           93,618,188
                                                                                                          --------------
                                                                                                           1,090,028,049
                                                                                                          --------------
    UNITED STATES 34.1%
    Abbott Laboratories ..................                Pharmaceuticals                   860,100           49,395,543
    Accenture Ltd., A ....................                  IT Services                   4,228,620          174,895,723
    American International Group Inc. ....                   Insurance                    3,814,310           81,969,522
(a) Amgen Inc. ...........................                 Biotechnology                  2,200,000          138,270,000
    Bristol-Myers Squibb Co. .............                Pharmaceuticals                 2,981,970           63,635,240
    Chevron Corp. ........................          Oil, Gas & Consumable Fuels           1,684,970          145,446,610
(a) Cisco Systems Inc. ...................           Communications Equipment             1,786,900           42,974,945
    Comcast Corp., A .....................                     Media                      8,485,110          179,375,225
    Covidien Ltd. ........................       Health Care Equipment & Supplies         1,036,130           56,023,549
(a) The DIRECTV Group Inc. ...............                     Media                      2,014,130           56,818,607
(a) Dish Network Corp., A ................                     Media                        982,749           27,723,349
    E. I. du Pont de Nemours and Co. .....                   Chemicals                    1,017,390           45,212,812
    The Gap Inc. .........................               Specialty Retail                 4,005,521           77,907,384
    General Electric Co. .................           Industrial Conglomerates             4,130,280          116,060,868
    Great Plains Energy Inc. .............              Electric Utilities                  892,533           20,929,899
    KKR Private Equity Investors LP ......                Capital Markets                 6,333,380           77,520,571
    Merck & Co. Inc. .....................                Pharmaceuticals                 1,809,240           64,535,591
    Merrill Lynch & Co. Inc. .............                Capital Markets                 1,304,143           36,972,454
    Microsoft Corp. ......................                   Software                     9,157,720          249,914,179
    News Corp., A ........................                     Media                      9,396,020          133,047,643
(a) Oracle Corp. .........................                   Software                     6,656,470          145,976,387
    Pfizer Inc. ..........................                Pharmaceuticals                 5,375,000          102,716,250
    Quest Diagnostics Inc. ...............       Health Care Providers & Services           879,380           47,530,489
    Sprint Nextel Corp. ..................      Wireless Telecommunication Services       5,721,070           49,887,730
    TECO Energy Inc. .....................                Multi-Utilities                 2,301,100           41,051,624
    Time Warner Inc. .....................                     Media                     10,761,270          176,161,990
    Torchmark Corp. ......................                   Insurance                    1,557,920           93,070,141
    United Parcel Service Inc., B ........            Air Freight & Logistics             1,721,950          110,411,434
    Willis Group Holdings Ltd. ...........                   Insurance                    1,247,490           42,938,606
                                                                                                          --------------
                                                                                                           2,648,374,365
                                                                                                          --------------


                               Annual Report | 25

Templeton World Fund

                                                             INDUSTRY                     SHARES/UNITS         VALUE
                                             ----------------------------------------   ---------------   --------------
    TOTAL COMMON STOCKS AND OTHER EQUITY
       INTERESTS (COST $6,489,448,961) ...                                                                $7,033,453,468
                                                                                                          --------------
    PREFERRED STOCKS (COST $4,510,569)
       0.8%
    BRAZIL 0.8%
    Companhia Vale do Rio Doce, ADR, pfd.,
       A .................................                Metals & Mining                 2,526,000           60,043,020
                                                                                                          --------------

                                                                                           PRINCIPAL
                                                                                           AMOUNT(C)
                                                                                        ---------------
    FOREIGN GOVERNMENT AND AGENCY
       SECURITIES 0.2%
    CANADA 0.1%
    Government of Canada, 6.00%,
       6/01/11 ...........................                                                8,030,000 CAD        8,188,509
                                                                                                          --------------
    SWEDEN 0.1%
    Government of Sweden, 5.50%,
       10/08/12 ..........................                                               48,680,000 SEK        7,912,688
                                                                                                          --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (COST $10,590,701) .....                                                                    16,101,197
                                                                                                          --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $17,810,207) 0.2%
    FHLMC, 5.50%, 12/01/35 ...............                                               18,069,963           17,878,553
                                                                                                          --------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS
       (COST $6,522,360,438) .............                                                                 7,127,476,238
                                                                                                          --------------
    SHORT TERM INVESTMENTS 7.7%
    U.S. GOVERNMENT AND AGENCY SECURITIES
       7.7%
(d) FHLB, 9/02/08 ........................                                              359,748,000          359,748,000
(d) FHLB, 9/04/08 - 3/03/09 ..............                                               60,000,000           59,854,210
(d) FHLB, 9/05/08 ........................                                              100,000,000           99,983,500
(d) FHLMC, 1/06/09 .......................                                               30,000,000           29,713,860
(d) FNMA, 9/05/08 ........................                                               50,000,000           49,991,750
                                                                                                          --------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $599,256,291) ....                                                                   599,291,320
                                                                                                          --------------
    TOTAL INVESTMENTS
       (COST $7,121,616,729) 99.4% .......                                                                 7,726,767,558
    OTHER ASSETS, LESS LIABILITIES 0.6% ..                                                                    49,713,724
                                                                                                          --------------
    NET ASSETS 100.0% ....................                                                                $7,776,481,282
                                                                                                          ==============


                               26 | Annual Report

Templeton World Fund

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar

SEK   - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt

FHLB  - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

FNMA  - Federal National Mortgage Association

GDR   - Global Depository Receipt

(a)  Non-income producing for the twelve months ended August 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the value of this security was $106,171, representing less than 0.01% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost ................................................................   $7,121,616,729
                                                                              ==============
      Value ...............................................................   $7,726,767,558
   Cash ...................................................................           19,050
   Foreign currency, at value (cost $9,800,402) ...........................        9,801,164
   Receivables:
      Investment securities sold ..........................................       28,458,741
      Capital shares sold .................................................        1,897,540
      Dividends and interest ..............................................       26,409,045
                                                                              --------------
         Total assets .....................................................    7,793,353,098
                                                                              --------------
Liabilities:
   Payables:
      Capital shares redeemed .............................................        8,241,340
      Affiliates ..........................................................        6,808,937
      Unaffiliated transfer agent fees ....................................        1,048,308
   Accrued expenses and other liabilities .................................          773,231
                                                                              --------------
         Total liabilities ................................................       16,871,816
                                                                              --------------
            Net assets, at value ..........................................   $7,776,481,282
                                                                              ==============
Net assets consist of:
   Paid-in capital ........................................................   $6,866,352,464
   Undistributed net investment income ....................................      138,490,321
   Net unrealized appreciation (depreciation) .............................      604,210,707
   Accumulated net realized gain (loss) ...................................      167,427,790
                                                                              --------------
            Net assets, at value ..........................................   $7,776,481,282
                                                                              ==============
CLASS A:
   Net assets, at value ...................................................   $7,277,381,831
                                                                              ==============
   Shares outstanding .....................................................      461,243,662
                                                                              ==============
   Net asset value per share(a) ...........................................   $        15.78
                                                                              ==============
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        16.74
                                                                              ==============
CLASS B:
   Net assets, at value ...................................................   $   33,985,866
                                                                              ==============
   Shares outstanding .....................................................        2,195,230
                                                                              ==============
   Net asset value and maximum offering price per share(a) ................   $        15.48
                                                                              ==============
CLASS C:
   Net assets, at value ...................................................   $  339,250,989
                                                                              ==============
   Shares outstanding .....................................................       22,270,267
                                                                              ==============
   Net asset value and maximum offering price per share(a) ................   $        15.23
                                                                              ==============
ADVISOR CLASS:
   Net assets, at value ...................................................   $  125,862,596
                                                                              ==============
   Shares outstanding .....................................................        7,969,297
                                                                              ==============
   Net asset value and maximum offering price per share(a) ................   $        15.79
                                                                              ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends (net of foreign taxes of $16,683,377) ........................   $   232,068,099
   Interest ...............................................................        19,472,575
                                                                              ---------------
         Total investment income ..........................................       251,540,674
                                                                              ---------------
Expenses:
   Management fees (Note 3a) ..............................................        55,575,196
   Administrative fees (Note 3b) ..........................................         7,082,183
   Distribution fees: (Note 3c)
      Class A .............................................................        19,974,030
      Class B .............................................................           463,729
      Class C .............................................................         4,064,571
   Transfer agent fees (Note 3e) ..........................................         7,650,372
   Custodian fees (Note 4) ................................................         2,155,346
   Reports to shareholders ................................................           477,670
   Registration and filing fees ...........................................           233,168
   Professional fees ......................................................           184,089
   Trustees' fees and expenses ............................................            90,843
   Other ..................................................................            69,023
                                                                              ---------------
         Total expenses ...................................................        98,020,220
         Expense reductions (Note 4) ......................................           (27,041)
                                                                              ---------------
            Net expenses ..................................................        97,993,179
                                                                              ---------------
               Net investment income ......................................       153,547,495
                                                                              ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................       216,346,020
      Foreign currency transactions .......................................        18,262,686
                                                                              ---------------
               Net realized gain (loss) ...................................       234,608,706
                                                                              ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................    (1,550,770,671)
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................          (932,044)
                                                                              ---------------
   Net change in unrealized appreciation (depreciation) ...................    (1,551,702,715)
                                                                              ---------------
Net realized and unrealized gain (loss) ...................................    (1,317,094,009)
                                                                              ---------------
Net increase (decrease) in net assets resulting from operations ...........   $(1,163,546,514)
                                                                              ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton World Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED AUGUST 31,
                                                                              ---------------------------------
                                                                                    2008              2007
                                                                              ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $   153,547,495   $  124,671,889
      Net realized gain (loss) from investments and foreign currency
         transactions .....................................................       234,608,706    1,111,804,437
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes ....................................    (1,551,702,715)     103,610,902
                                                                              ---------------   --------------
            Net increase (decrease) in net assets resulting from
               operations .................................................    (1,163,546,514)   1,340,087,228
                                                                              ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................      (149,314,552)    (152,050,487)
         Class B ..........................................................          (429,640)        (456,077)
         Class C ..........................................................        (4,091,924)      (3,266,802)
         Advisor Class ....................................................        (3,659,274)      (2,267,132)
      Net realized gains:
         Class A ..........................................................      (883,471,102)    (709,186,552)
         Class B ..........................................................        (5,496,035)      (5,376,342)
         Class C ..........................................................       (44,374,985)     (34,907,854)
         Advisor Class ....................................................       (18,588,982)      (9,384,023)
                                                                              ---------------   --------------
   Total distributions to shareholders ....................................    (1,109,426,494)    (916,895,269)
                                                                              ---------------   --------------
   Capital share transactions: (Note 2)
         Class A ..........................................................       238,151,309      131,798,058
         Class B ..........................................................       (12,680,289)      (9,202,478)
         Class C ..........................................................        (3,485,692)      20,451,808
         Advisor Class ....................................................       (23,272,809)     153,847,960
                                                                              ---------------   --------------
   Total capital share transactions .......................................       198,712,519      296,895,348
                                                                              ---------------   --------------
   Redemption fees ........................................................            18,000           16,215
                                                                              ---------------   --------------
            Net increase (decrease) in net assets .........................    (2,074,242,489)     720,103,522
Net assets:
   Beginning of year ......................................................     9,850,723,771    9,130,620,249
                                                                              ---------------   --------------
   End of year ............................................................   $ 7,776,481,282   $9,850,723,771
                                                                              ===============   ==============
Undistributed net investment income included in net assets:
   End of year ............................................................   $   138,490,321   $  112,460,213
                                                                              ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) included in this report is diversified. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


                               Annual Report | 31

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               32 | Annual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 33

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares of the Trust authorized (without par value). Transactions in the Funds' shares were as follows:

                                                             YEAR ENDED AUGUST 31,
                                         -------------------------------------------------------------
                                                      2008                            2007
                                         -----------------------------   -----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                         -----------   ---------------   -----------   ---------------
CLASS A SHARES:
   Shares sold .......................    32,493,519   $   587,448,743    38,488,868   $   762,937,133
   Shares issued in reinvestment of
      distributions ..................    48,796,248       928,986,133    41,168,677       778,285,522
   Shares redeemed ...................   (72,392,137)   (1,278,283,567)  (70,705,439)   (1,409,424,597)
                                         -----------   ---------------   -----------   ---------------
   Net increase (decrease) ...........     8,897,630   $   238,151,309     8,952,106   $   131,798,058
                                         ===========   ===============   ===========   ===============
CLASS B SHARES:
   Shares sold .......................       107,243   $     1,937,328       132,047   $     2,551,771
   Shares issued in reinvestment of
      distributions ..................       272,093         5,106,482       271,889         5,069,214
   Shares redeemed ...................    (1,115,556)      (19,724,099)     (846,848)      (16,823,463)
                                         -----------   ---------------   -----------   ---------------
   Net increase (decrease) ...........      (736,220)  $   (12,680,289)     (442,912)  $    (9,202,478)
                                         ===========   ===============   ===========   ===============
CLASS C SHARES:
   Shares sold .......................     1,833,422   $    32,380,277     2,846,546   $    54,728,876
   Shares issued in reinvestment of
      distributions ..................     2,240,105        41,365,754     1,781,137        32,775,527
   Shares redeemed ...................    (4,552,436)      (77,231,723)   (3,462,327)      (67,052,595)
                                         -----------   ---------------   -----------   ---------------
   Net increase (decrease) ...........      (478,909)  $    (3,485,692)    1,165,356   $    20,451,808
                                         ===========   ===============   ===========   ===============


                               34 | Annual Report

Templeton World Fund

2. CAPITAL STOCK (CONTINUED)

                                                         YEAR ENDED AUGUST 31,
                                         -----------------------------------------------------
                                                    2008                        2007
                                         -------------------------   -------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold .......................    3,110,165   $ 55,086,490    9,029,213   $175,624,479
   Shares issued in reinvestment of
      distributions ..................      706,799     13,446,120      238,492      4,537,616
   Shares redeemed ...................   (5,405,787)   (91,805,419)  (1,342,643)   (26,314,135)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........   (1,588,823)  $(23,272,809)   7,925,062   $153,847,960
                                         ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors/trustees of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's average aggregate daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                               Annual Report | 35

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class with the exception of Advisor Class, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .........................................   0.25%
Class B .........................................   1.00%
Class C .........................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $510,111
Contingent deferred sales charges retained ......   $ 76,947

E. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $7,650,372, of which $4,834,394 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                               36 | Annual Report

Templeton World Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                                          2008            2007
                                     --------------   ------------
Distributions paid from:
   Ordinary income ...............   $  205,995,403   $194,120,008
   Long term capital gain ........      903,431,091    722,775,261
                                     --------------   ------------
                                     $1,109,426,494   $916,895,269
                                     ==============   ============

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..............   $7,130,986,321
                                     ==============
Unrealized appreciation ..........   $1,252,022,322
Unrealized depreciation ..........     (656,241,085)
                                     --------------
Net unrealized appreciation
   (depreciation) ................   $  595,781,237
                                     ==============
Undistributed ordinary income ....   $  152,443,041
Undistributed long term capital
   gains .........................      162,844,661
                                     --------------
Distributable earnings ...........   $  315,287,702
                                     ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $1,904,738,364 and $2,449,080,751, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               Annual Report | 37

Templeton World Fund

8. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization (Agreement) whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Templeton Funds, formerly known as the Templeton Funds, Inc. The reorganization became effective on February 1, 2008.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               38 | Annual Report

Templeton World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
October 21, 2008


                               Annual Report | 39

Templeton World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $191,392,989 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $15,166,566 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 25.37% of the ordinary income dividends as income qualifying for the dividend received deduction for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $195,145,101 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,834,385 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton World Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record on December 18, 2008, to treat their proportionate share of foreign taxes paid by the Fund[s] as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               40 | Annual Report

Templeton World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1992               143             Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee          Since                    28              SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                            January 2008                             Allied Capital Corporation (financial
Suite 2100                                                                                 services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee          Since 2003               21              Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                     Nuinsco Resources Limited (mineral
Suite 2100                                                                                 exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                             Bank & Trust Limited (financial
                                                                                           services), C.A. Bancorp Inc. (financial
                                                                                           services), Victory Nickel Inc. (mineral
                                                                                           exploration), ABACO Markets Limited
                                                                                           (retail distributors) and Belize
                                                                                           Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).


                               Annual Report | 41

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
EDITH E. HOLIDAY (1952)          Lead             Trustee                  143             Hess Corporation (exploration and
500 East Broward Blvd.           Independent      since 2003                               refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee          and Lead                                 Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                    Independent                              products), RTI International Metals,
                                                  Trustee                                  Inc. (manufacture and distribution of
                                                  since 2007                               titanium), Canadian National Railway
                                                                                           (railroad) and White Mountains
                                                                                           Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

DAVID W. NIEMIEC (1949)          Trustee          Since 2005                21             Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                     and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                 (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee          Since 2003               143             Hess Corporation (exploration and
500 East Broward Blvd.                                                                     refining of oil and gas) and Sentient
Suite 2100                                                                                 Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rentals) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2005               143             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee          Since 2003                21             None
(1954)

500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).


                               42 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
ROBERT E. WADE (1946)            Trustee          Since 2006                35             El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                     (investments) and ARC Wireless
Suite 2100                                                                                 Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                             and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and              143             None
One Franklin Parkway             Chairman of      Chairman of
San Mateo, CA 94403-1906         the Board        the Board
                                 and Vice         since 1995
                                 President        and Vice
                                                  President
                                                  since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR.         Trustee and      Trustee                   56             None
(1940)                           Vice             since 1992
One Franklin Parkway             President        and Vice
San Mateo, CA 94403-1906                          President
                                                  since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief               Not Applicable       Not Applicable
One Franklin Parkway             Compliance       Compliance
San Mateo, CA 94403-1906         Officer and      Officer
                                 Vice             since 2004
                                 President -      and Vice
                                 AML              President -
                                 Compliance       AML
                                                  Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).


                               Annual Report | 43

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
LAURA F. FERGERSON (1962)        Chief            Since               Not Applicable       Not Applicable
One Franklin Parkway             Financial        February
San Mateo, CA 94403-1906         Officer and      2008
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice             Since               Not Applicable       Not Applicable
500 East Broward Blvd.           President        February
Suite 2100                                        2008
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice             Since 2000          Not Applicable       Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)               Vice             Since 1994          Not Applicable       Not Applicable
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.

GARY P. MOTYL (1952)             President        Since 2007          Not Applicable       Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.


                               44 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION      TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   ------------   -----------------------   ---------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004          Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer        Since 2004          Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice             Since 2005          Not Applicable       Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN VETTER (1951)              Senior Vice      Since               Not Applicable       Not Applicable
500 East Broward Blvd.           President        February
Suite 2100                       and Chief        2008
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).


                               Annual Report | 45

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               46 | Annual Report

Templeton World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton World Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


                     Annual Report | 47

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2008, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle quintile of such universe for the previous one-year period and on an annualized basis to be in the middle quintile of such universe for the previous three-year period and the second-highest quintile for the previous five- and 10-year periods. The Board found such performance to be acceptable.


                               48 | Annual Report

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense rate of Templeton World Fund to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well


                               Annual Report | 49

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the net assets of Templeton World Fund were approximately $10 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.


                               50 | Annual Report

Templeton World Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 51

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
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INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY
READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON WORLD FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 A2008 10/08










                                                     AUGUST 31, 2008

                                                   A series of Templeton Funds

                                   [GRAPHICS]

ANNUAL REPORT AND SHAREHOLDER LETTER                 INTERNATIONAL

                                   [GRAPHICS]

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT

     TEMPLETON FOREIGN FUND                            FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

                           [FRANKLIN TEMPLETON LOGO]
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      Franklin o Templeton o Mutual Series

ANNUAL REPORT

TEMPLETON FOREIGN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

   PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
   (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

      This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2008.

      PERFORMANCE OVERVIEW

      For the 12 months under review, Templeton Foreign Fund - Class A had a -10.41% cumulative total return. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a -13.96% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended August 31, 2008, Templeton Foreign Fund - Class A delivered a +148.44% cumulative total return, compared with the MSCI EAFE Index's +92.00% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

      ECONOMIC AND MARKET OVERVIEW

      The U.S. experienced uneven gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy generally was in a slowing trend. Some economists

      1. Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 8/31/08, the Fund's Class A 10-year average annual total return not including sales charges was +9.53%, compared with the +6.74% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

      THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS
      (SOI). THE SOI BEGINS ON PAGE 24.

4 | Annual Report
speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Signs of a global slowdown did surface in the latter half of the reporting period, but for the entire period growth remained robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in oil prices was one of the most extreme market trends of recent months and a major focus of attention, due to its wide-ranging impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a wide spectrum, from natural gas and precious metals, to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S. focused on reigniting its economy through fiscal and monetary policies, and accordingly the Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 5.25%. The eurozone made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank joined many of the world's central banks whose concerns about inflation had led them to raise rates. Overall, interest rate differentials pressured the U.S. dollar, which declined versus many of the world's currencies. The greenback, however, regained some ground as the Fed paused in April and implied that its next move could be a rate hike, and oil and other commodity prices that are set in U.S. dollars declined toward period-end.

Against this challenging economic backdrop, many global equity markets were volatile, and generally declined over the 12-month period even though the weaker U.S. dollar aided returns. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

(PIE CHART)

      Europe                                60.2%
      Asia                                  33.1%
      North America                          3.5%
      Middle East & Africa                   1.9%
      Latin America & Caribbean              1.1%
      Short-Term Investments
      & Other Net Assets                     0.2%

      INVESTMENT STRATEGY

      Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

      MANAGER'S DISCUSSION

      Templeton Foreign Fund weathered a difficult 12-month period for global equity investors. Many of the trends underpinning the bull market of the past five years -- generous liquidity, soaring real estate prices, manageable inflation, strengthening global economic growth -- reversed sharply and undermined the foundation that had supported an equity market recovery after the Internet bubble burst. Cyclical industrial companies such as those relating to energy and raw materials led the stock markets during a year when momentum trumped fundamentals as the primary market catalyst. This created a difficult environment for value investors like us, who buy out-of-favor stocks trading at a discount to our assessment of their intrinsic value. Nonetheless, we managed to limit the Fund's losses in a particularly trying market and performed better than the benchmark MSCI EAFE Index.

      Geographically, the Fund's emerging market stocks drove returns this fiscal year. Among the top regional contributors to relative performance were developing countries Taiwan, India, China and Brazil. Stock selection in the Fund's overweighted Asian allocation helped make it the Fund's best-performing region relative to the benchmark. The Fund's underweighted position in Europe delivered disappointing absolute returns, but stock selection contributed to relative performance. To a lesser extent our modest positions in Latin America and the Middle East and Africa, which is not represented in the benchmark index, delivered positive absolute and relative results.

6 | Annual Report

From a sector perspective, the best performing sector during the year was utilities, which benefited from rising energy and raw materials prices. 2 The sector became increasingly expensive in our view, and our consequent underweighting relative to the benchmark hindered results somewhat. However, several of our utilities holdings had stellar absolute returns. For example, shares of British Energy Group, the U.K.'s largest power producer, delivered a 50% total return mainly due to underlying plant improvements and buyout interest from other European utilities providers.

The energy sector also benefited from rising commodity prices. 3 While some energy stocks became increasingly sensitive to momentum swings and oil price fluctuations, our analysts identified some value in the sector. In particular we became interested in large, integrated oil companies, many of which recently traded at levels implying normalized oil prices of well below $100 per barrel. Two of the Fund's five top overall contributors during the period were energy holdings: Reliance Industries, India's largest petrochemical firm, and Chinese coal producer China Shenhua Energy. In Reliant's case, after retreating somewhat toward period-end as investors rotated out of cyclical stocks and emerging markets, the giant conglomerate continued to offer what we considered attractive value while remaining closely linked to India's exciting longer-term growth story. Renewable and "clean tech" energy stocks also demanded attention as consumers and corporations searched for ways to reduce their environmental footprint. The Fund's investment in Danish wind turbine manufacturer Vestas Wind Systems (an energy-related stock officially classified in the industrials sector; sold by period-end) produced a nearly 102% total return for the period due to wider acceptance of the economic feasibility of wind-generated energy.

Although the Fund's information technology stocks performed better than the MSCI EAFE Index based largely on stock selection, they nonetheless declined in value. 4 A primary factor was the poor performance of semiconductor companies such as South Korea's Samsung Electronics and Germany's Infineon Technologies, which remained cyclically depressed due to a glut of memory chips and the consequent erosion of pricing power. Regardless of recent trends, our analysts identified some potentially promising long-term opportunities among what we considered to be out-of-favor technology stocks, and we feel confident that our engagement in the sector will be rewarded over time. Another sector that we believed represented significant potential was telecommunication services. 5 Similar to technology companies,

2. The utilities sector comprises electric utilities, gas utilities and water utilities in the SOI.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

4. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment and software in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

                                                               Annual Report | 7

TOP 10 COUNTRIES
Based on Equity Securities
8/31/08

------------------------------------------
                               % OF TOTAL
                               NET ASSETS
------------------------------------------
U.K.                                22.5%
------------------------------------------
Taiwan                               9.6%
------------------------------------------
France                               8.9%
------------------------------------------
Japan                                7.6%
------------------------------------------
Germany                              7.1%
------------------------------------------
South Korea                          4.8%
------------------------------------------
Netherlands                          4.6%
------------------------------------------
Switzerland                          4.4%
------------------------------------------
Italy                                4.1%
------------------------------------------
India                                3.5%
------------------------------------------

      telecommunication stocks have not been typically associated with value investing. However, in our view this "fallen growth" sector began taking on the low valuation, high cash-flow profile of traditional value investments following the bursting of the telecommunications, media and technology bubble in 2001. After many of these formerly high-flying stocks were abandoned by the same investors who had feverishly bid up their valuations, our analysts sought to identify a number of underappreciated stocks trading at significant discounts to our assessment of their future earnings potential. According to our analysis, many of the world's best telecommunications companies have emerged stronger from their post-bubble restructuring periods and recently were highly regarded for their balance sheet health, renewed growth potential, and broad exposure to growing global consumer markets. Our multi-year investment strategy began to play out during the Fund's fiscal year, and telecommunication services stocks were among our top performers in absolute and relative terms.

      It is not surprising to note that the Fund's consumer discretionary stocks registered the period's worst absolute returns. 6 The retailing and consumer durables and apparel industries suffered as slowing economic growth raised investor concerns about the sustainability of consumer spending trends. We continued to find a number of interesting value opportunities in this heavily discounted sector and during the period maintained a roughly equal weighting to the MSCI EAFE Index's consumer holdings. Of particular interest, though, was within media, our most heavily weighted industry within the sector. Many traditional media stocks recently declined on concerns that a slowing economy will diminish advertising revenues while competition from online content providers will lure away subscribers. The media industry performed poorly during the Fund's fiscal year, and our significant overweighting dragged on overall performance. For example, our largest media holding, U.K. pay-TV provider British Sky Broadcasting Group, was the period's second-worst detractor from performance. Though at period-end we believed media stocks still appeared to be trading on pessimism, we considered the market's fears excessive and remained attracted by the industry's high free cash-flow generation and historically low valuations.

      6. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

8 | Annual Report

Financials stocks represented another poor performing sector, beset by widespread investor fear and uncertainty. 7 Yet, unlike media, the financials sector on the whole lacked many of the fundamental strengths -- healthy balance sheets, consistent cash flow generation, robust business models -- that, combined with low valuations, make for judicious long-term investments according to our time-tested investment strategy. Throughout the period, our analysts found few bargains in a sector that until recently depended on leverage and risky loan growth to sustain peak levels of profitability. We found some opportunities among more conservatively run Asian and European banks yet kept the sector underweighted relative to the benchmark index. The lighter exposure and stock selection aided relative results despite negative absolute returns. Among the Fund's worst performing financials sector stocks were those with significant exposure to asset-backed securities and high sensitivity to debt costs. For example, the stock of British life insurance provider Old Mutual fell to its lowest level in four years, and was the Fund's worst detractor. Old Mutual blamed poor sales on the credit crisis and economic slowdown. Other major detractors from the financials sector included KKR Private Equity Investors, a Guernsey-based buyout firm whose share price declined as credit prices spiked, damaging the firm's leveraged business model, and Royal Bank of Scotland Group, which took US$14 billion worth of credit derivative writedowns during the period.

The Fund's holdings in the materials sector weighed significantly on relative results. 8 Having sold the bulk of the Fund's already expensive metals and mining stocks prior to the 2008 surge in industrial commodities' prices, our resulting underweighted position and concentration in out-of-favor paper and chemicals companies conspired to severely pressure sector returns. One of the Fund's few remaining metals and mining stocks, Brazil's Companhia Vale Do Rio Doce (Vale), was, however, among the Fund's top contributors. The company's share price rallied on increased commodities' pricing power and rising steel and iron ore demand from emerging markets, particularly China. Vale's management suggested that Chinese demand for coking coal could increase eight-fold by 2010.

TOP 10 INDUSTRIES
Based on Equity Securities
8/31/08

-----------------------------------------------------------
                                                % OF TOTAL
                                                NET ASSETS
-----------------------------------------------------------
Commercial Banks                                     10.7%
-----------------------------------------------------------
Oil, Gas & Consumable Fuels                          10.5%
-----------------------------------------------------------
Diversified Telecommunication Services               10.1%
-----------------------------------------------------------
Pharmaceuticals                                       9.5%
-----------------------------------------------------------
Semiconductors & Semiconductor Equipment              5.9%
-----------------------------------------------------------
Media                                                 5.5%
-----------------------------------------------------------
Capital Markets                                       3.6%
-----------------------------------------------------------
Insurance                                             3.6%
-----------------------------------------------------------
Computers & Peripherals                               3.5%
-----------------------------------------------------------
Diversified Financial Services                        3.3%
-----------------------------------------------------------

7. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

8. The materials sector comprises machinery, metals and mining, and paper and forest products in the SOI.

                                                               Annual Report | 9

TOP 10 EQUITY HOLDINGS
8/31/08

----------------------------------------------------------------
COMPANY                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                             NET ASSETS
----------------------------------------------------------------
ING Groep NV                                               3.3%
   DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
----------------------------------------------------------------
Sanofi-Aventis, ord. & 144A                                3.2%
   PHARMACEUTICALS, FRANCE
----------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.                2.7%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
----------------------------------------------------------------
GlaxoSmithKline PLC                                        2.4%
   PHARMACEUTICALS, U.K.
----------------------------------------------------------------
Novartis AG                                                2.3%
   PHARMACEUTICALS, SWITZERLAND
----------------------------------------------------------------
Telefonica SA                                              2.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
----------------------------------------------------------------
Chunghwa Telecom Co. Ltd., ADR                             2.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, TAIWAN
----------------------------------------------------------------
BP PLC                                                     2.2%
   OIL, GAS & CONSUMABLE FUELS, U.K.
----------------------------------------------------------------
Siemens AG                                                 2.1%
   INDUSTRIAL CONGLOMERATES, GERMANY
----------------------------------------------------------------
British Sky Broadcasting Group PLC                         2.1%
   MEDIA, U.K.
----------------------------------------------------------------

      Finally, health care stocks were also among the year's major detractors from relative performance, largely due to stock selection. 9 Unlike materials, the health care sector appeared significantly undervalued to us, and at period-end the MSCI All Country (AC) World Pharmaceuticals Index was trading near its lowest-ever earnings multiple. 10 Concerns over pricing pressures, pipeline productivity, political headwinds, and competition from generic pharmaceutical suppliers did their part in shaping a tepid consensus outlook for the sector. We think the market seems to be missing the strong balance sheets, proven research and development capabilities, cost-cutting potential, innovative managements and high free cash-flow generation among the world's most successful drug companies. In addition to these fundamental strengths, and considering the sector's favorable global demographic trends, rock-bottom valuations and pessimistic consensus outlook, we have what we consider the makings of a classic Templeton opportunity.

      As we reflect on the year-long reporting period, we remain committed to the long-term value strategy that Templeton has employed through various market cycles for more than 50 years, and believe the Fund is well positioned. We were encouraged near the end of the reporting period by market activity that we believed could amount to the initial stages of a more protracted pullback in some of the most overextended sectors such as cyclical industrials and commodities, and a rotation into the market's more depressed sectors, including consumer, health care and technology stocks. We remained watchful for other signs of moderation in global financial markets, including narrowing credit spreads, fewer bank write-downs, and a resurgence of merger and acquisition activity amid the recent low-valuation environment. Perhaps most important to the recovery is a stabilization in the U.S. housing market. Although this may still be some way off, as the rate of falling U.S. home prices moderates, we anticipate the market may begin to factor in a bottom well before evidence of one becomes apparent. At Templeton, the focus remains on our value discipline. We believe the best bargains can be found during difficult times, and we are redoubling our screening and analysis efforts to take advantage of opportunities that recent market turmoil has presented.

      9. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

      10. The MSCI AC World Pharmaceuticals Index is a capitalization-weighted index that monitors the performance of pharmaceutical stocks from around the world.

10 | Annual Report

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

[PHOTO OF TUCKER SCOTT]          /s/ Tucker Scott
                                 Tucker Scott, CFA

[PHOTO OF CINDY L. SWEETING]     /s/ Cindy L. Sweeting
                                 Cindy L. Sweeting, CFA

[PHOTO OF LISA F. MYERS, J.D.,]  /s/ Lisa F. Myers
                                 Lisa F. Myers, J.D., CFA

                                 Portfolio Management Team
                                 Templeton Foreign Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 11

PERFORMANCE SUMMARY AS OF 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS A (SYMBOL: TEMFX)                        CHANGE    8/31/08    8/31/07
----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$4.36    $10.24     $14.60
----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-8/31/08)
----------------------------------------------------------------------------
Dividend Income                      $0.2371
----------------------------------------------------------------------------
Short-Term Capital Gain              $0.2464
----------------------------------------------------------------------------
Long-Term Capital Gain               $2.9343
----------------------------------------------------------------------------
   TOTAL                             $3.4178
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS B (SYMBOL: TFRBX)                        CHANGE    8/31/08    8/31/07
----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$4.31    $9.98      $14.29
----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-8/31/08)
----------------------------------------------------------------------------
Dividend Income                      $0.1291
----------------------------------------------------------------------------
Short-Term Capital Gain              $0.2464
----------------------------------------------------------------------------
Long-Term Capital Gain               $2.9343
----------------------------------------------------------------------------
   TOTAL                             $3.3098
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS C (SYMBOL: TEFTX)                        CHANGE    8/31/08    8/31/07
----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$4.33    $10.00     $14.33
----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-8/31/08)
----------------------------------------------------------------------------
Dividend Income                      $0.1354
----------------------------------------------------------------------------
Short-Term Capital Gain              $0.2464
----------------------------------------------------------------------------
Long-Term Capital Gain               $2.9343
----------------------------------------------------------------------------
   TOTAL                             $3.3161
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS R (SYMBOL: TEFRX)                        CHANGE    8/31/08    8/31/07
----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$4.34    $10.12     $14.46
----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-8/31/08)
----------------------------------------------------------------------------
Dividend Income                      $0.2041
----------------------------------------------------------------------------
Short-Term Capital Gain              $0.2464
----------------------------------------------------------------------------
Long-Term Capital Gain               $2.9343
----------------------------------------------------------------------------
   TOTAL                             $3.3848
----------------------------------------------------------------------------

----------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TFFAX)                  CHANGE    8/31/08    8/31/07
----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$4.36    $10.21     $14.57
----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-8/31/08)
----------------------------------------------------------------------------
Dividend Income                      $0.2777
----------------------------------------------------------------------------
Short-Term Capital Gain              $0.2464
----------------------------------------------------------------------------
Long-Term Capital Gain               $2.9343
----------------------------------------------------------------------------
   TOTAL                             $3.4584
----------------------------------------------------------------------------

12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS A                                            1-YEAR        5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         -10.41%       +69.64%           +148.44%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -15.56%        +9.83%             +8.89%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 8,444       $15,983           $ 23,427
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/08) 4                -31.32%        +6.63%             +7.35%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.16%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS B                                            1-YEAR        5-YEAR       INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         -11.03%       +63.50%           +108.49%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -13.82%       +10.06%             +7.90%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 8,618       $16,150           $ 20,849
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/08) 4                -29.99%        +6.79%             +6.30%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.91%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS C                                            1-YEAR        5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         -11.11%       +63.49%           +130.70%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -11.81%       +10.33%             +8.72%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 8,819       $16,349           $ 23,070
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/08) 4                -28.31%        +7.07%             +7.18%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.90%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS R                                            1-YEAR        5-YEAR       INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         -10.60%       +67.55%            +75.32%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -10.60%       +10.87%             +8.80%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 8,940       $16,755           $ 17,532
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/08) 4                -27.34%        +7.62%             +6.45%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.41%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
ADVISOR CLASS                                      1-YEAR        5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         -10.15%       +71.73%           +154.46%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -10.15%       +11.42%             +9.79%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 8,985       $17,173           $ 25,446
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/08) 4                -26.97%        +8.13%             +8.24%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     0.91%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     8/31/08
------------------------------------
1-Year                      -15.56%
------------------------------------
5-Year                       +9.83%
------------------------------------
10-Year                      +8.89%
------------------------------------

CLASS A (9/1/98 - 8/31/08)

(LINE CHART)

                   Templeton Foreign Fund     MSCI EAFE Index 6           CPI 6
Sep-98                              9,430                10,000          10,000
                                    9,452                 9,696          10,012
                                   10,447                10,709          10,037
                                   10,800                11,261          10,037
                                   10,586                11,708          10,031
                                   10,409                11,676          10,055
                                   10,321                11,400          10,067
                                   11,242                11,879          10,098
                                   12,756                12,363          10,171
                                   12,175                11,729          10,171
                                   12,996                12,189          10,171
                                   13,134                12,554          10,202
                                   13,235                12,603          10,226
                                   12,932                12,732          10,275
                                   12,929                13,212          10,294
                                   13,566                13,674          10,300
                                   14,736                14,904          10,300
                                   13,646                13,959          10,330
                                   13,357                14,338          10,392
                                   13,909                14,896          10,477
                                   13,449                14,115          10,483
                                   13,489                13,773          10,496
                                   13,988                14,315          10,551
                                   13,830                13,718          10,575

Aug-00                             13,870                13,840          10,575
                                   13,436                13,168          10,630
                                   13,326                12,860          10,649
                                   13,393                12,381          10,655
                                   14,196                12,824          10,649
                                   14,333                12,817          10,716
                                   14,045                11,857          10,759
                                   13,056                11,072          10,783
                                   13,811                11,849          10,826
                                   13,798                11,440          10,875
                                   13,564                10,977          10,894
                                   13,358                10,778          10,863
                                   13,303                10,507          10,863
                                   11,738                 9,445          10,912
                                   12,192                 9,687          10,875
                                   12,811                10,044          10,857
                                   13,071                10,104          10,814
                                   12,760                 9,568          10,838
                                   13,001                 9,636          10,881
                                   13,679                10,162          10,942
                                   13,891                10,235          11,004
                                   14,174                10,374          11,004
                                   13,608                 9,965          11,010
                                   12,534                 8,982          11,022

2-Aug                              12,464                 8,964          11,059
                                   11,376                 8,003          11,077
                                   11,877                 8,434          11,095
                                   12,436                 8,818          11,095
                                   11,941                 8,522          11,071
                                   11,654                 8,167          11,120
                                   11,266                 7,980          11,206
                                   10,835                 7,830          11,273
                                   11,740                 8,606          11,248
                                   12,444                 9,135          11,230
                                   12,761                 9,361          11,242
                                   13,278                 9,589          11,255
                                   13,810                 9,823          11,297
                                   13,939                10,127          11,334
                                   14,657                10,759          11,322
                                   14,788                11,000          11,291
                                   15,585                11,860          11,279
                                   15,966                12,029          11,334
                                   16,288                12,308          11,395
                                   16,215                12,382          11,469
                                   15,790                12,113          11,506
                                   15,746                12,165          11,573
                                   15,995                12,437          11,610
                                   15,629                12,035          11,591

4-Aug                              15,746                12,091          11,597
                                   16,142                12,408          11,622
                                   16,599                12,832          11,683
                                   17,804                13,712          11,689
                                   18,413                14,315          11,646
                                   18,053                14,053          11,671
                                   18,832                14,664          11,738
                                   18,368                14,301          11,830
                                   17,949                13,981          11,909
                                   18,038                14,002          11,897
                                   18,263                14,194          11,903
                                   18,907                14,630          11,958
                                   19,251                15,003          12,020
                                   19,984                15,675          12,166
                                   19,253                15,218          12,191
                                   19,616                15,594          12,093
                                   20,370                16,321          12,044
                                   21,431                17,324          12,136
                                   21,206                17,289          12,160
                                   21,688                17,867          12,228
                                   22,652                18,733          12,332
                                   21,688                18,029          12,393
                                   21,623                18,035          12,417
                                   21,752                18,216          12,454

6-Aug                              22,154                18,722          12,479
                                   22,282                18,754          12,417
                                   22,994                19,485          12,350
                                   23,711                20,073          12,332
                                   24,430                20,704          12,350
                                   24,645                20,846          12,388
                                   24,466                21,017          12,454
                                   24,932                21,563          12,567
                                   25,953                22,540          12,649
                                   26,580                22,966          12,726
                                   26,777                23,001          12,751
                                   26,759                22,665          12,748
                                   26,150                22,316          12,724
                                   27,977                23,514          12,759
                                   29,490                24,441          12,787
                                   28,453                23,643          12,863
                                   28,643                23,113          12,854
                                   25,898                20,980          12,918
                                   25,806                21,287          12,956
                                   25,120                21,073          13,068
                                   27,087                22,244          13,147
                                   26,859                22,503          13,258
                                   24,365                20,667          13,391
                                   23,930                20,005          13,462

8-Aug                              23,427                19,200          13,408

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS B                     8/31/08
------------------------------------
1-Year                      -13.82%
------------------------------------
5-Year                      +10.06%
------------------------------------
Since Inception (1/1/99)     +7.90%
------------------------------------

CLASS B (1/1/99-8/31/08)

(LINE CHART)

                   Templeton Foreign Fund     MSCI EAFE Index 6           CPI 6
1/1/1999                           10,000                10,000          10,000
                                    9,821                 9,973          10,024
                                    9,738                 9,737          10,037
                                   10,584                10,146          10,067
                                   12,014                10,560          10,140
                                   11,454                10,018          10,140
                                   12,217                10,411          10,140
                                   12,348                10,723          10,171
                                   12,431                10,764          10,195
                                   12,133                10,875          10,244
                                   12,136                11,285          10,262
                                   12,714                11,679          10,268
                                   13,814                12,730          10,268
                                   12,785                11,923          10,299
                                   12,512                12,246          10,360
                                   13,020                12,724          10,445
                                   12,586                12,056          10,451
                                   12,611                11,764          10,464
                                   13,070                12,227          10,519
                                   12,909                11,717          10,543

8/31/2000                          12,933                11,821          10,543
                                   12,524                11,248          10,598
                                   12,408                10,984          10,616
                                   12,472                10,575          10,622
                                   13,209                10,953          10,616
                                   13,325                10,948          10,683
                                   13,054                10,128          10,726
                                   12,126                 9,457          10,750
                                   12,822                10,121          10,793
                                   12,809                 9,771          10,842
                                   12,577                 9,375          10,860
                                   12,384                 9,206          10,830
                                   12,319                 8,974          10,830
                                   10,863                 8,067          10,879
                                   11,273                 8,274          10,842
                                   11,852                 8,579          10,824
                                   12,081                 8,630          10,781
                                   11,778                 8,172          10,805
                                   11,988                 8,230          10,848
                                   12,621                 8,679          10,909
                                   12,792                 8,742          10,970
                                   13,055                 8,861          10,970
                                   12,528                 8,512          10,976
                                   11,527                 7,672          10,988

8/31/2002                          11,448                 7,656          11,025
                                   10,447                 6,836          11,043
                                   10,908                 7,204          11,062
                                   11,400                 7,532          11,062
                                   10,956                 7,279          11,037
                                   10,676                 6,976          11,086
                                   10,317                 6,816          11,171
                                    9,918                 6,687          11,239
                                   10,743                 7,351          11,214
                                   11,382                 7,803          11,196
                                   11,662                 7,996          11,208
                                   12,114                 8,191          11,220
                                   12,593                 8,390          11,263
                                   12,713                 8,650          11,300
                                   13,345                 9,190          11,287
                                   13,467                 9,396          11,257
                                   14,184                10,130          11,245
                                   14,521                10,274          11,300
                                   14,805                10,513          11,361
                                   14,737                10,576          11,434
                                   14,332                10,346          11,470
                                   14,278                10,391          11,538
                                   14,508                10,623          11,574
                                   14,157                10,279          11,556

8/31/2004                          14,265                10,327          11,562
                                   14,602                10,598          11,586
                                   15,021                10,961          11,647
                                   16,086                11,712          11,653
                                   16,632                12,227          11,611
                                   16,303                12,003          11,635
                                   17,002                12,525          11,702
                                   16,563                12,215          11,794
                                   16,166                11,941          11,873
                                   16,248                11,960          11,861
                                   16,426                12,123          11,867
                                   17,002                12,496          11,922
                                   17,303                12,815          11,983
                                   17,961                13,388          12,129
                                   17,286                12,998          12,154
                                   17,602                13,320          12,056
                                   18,275                13,940          12,007
                                   19,210                14,797          12,099
                                   18,991                14,767          12,123
                                   19,414                15,261          12,190
                                   20,247                16,001          12,294
                                   19,385                15,399          12,355
                                   19,312                15,404          12,379
                                   19,414                15,559          12,416

8/31/2006                          19,765                15,991          12,441
                                   19,867                16,019          12,379
                                   20,486                16,643          12,312
                                   21,104                17,145          12,294
                                   21,751                17,684          12,312
                                   21,942                17,805          12,350
                                   21,782                17,952          12,416
                                   22,196                18,418          12,529
                                   23,104                19,252          12,610
                                   23,663                19,616          12,688
                                   23,838                19,646          12,712
                                   23,821                19,359          12,709
                                   23,278                19,061          12,686
                                   24,905                20,084          12,721
                                   26,253                20,876          12,748
                                   25,329                20,195          12,823
                                   25,498                19,741          12,815
                                   23,056                17,920          12,879
                                   22,975                18,182          12,916
                                   22,364                17,999          13,028
                                   24,115                18,999          13,107
                                   23,912                19,220          13,217
                                   21,693                17,652          13,351
                                   21,307                17,087          13,421

8/31/2008                          20,849                16,399          13,367

14 | Annual Report

CLASS C (9/1/98-8/31/08)

(LINE CHART)

                   Templeton Foreign Fund     MSCI EAFE Index 6           CPI 6
9/1/1998                           10,000                10,000          10,000
                                   10,024                 9,696          10,012
                                   11,064                10,709          10,037
                                   11,443                11,261          10,037
                                   11,213                11,708          10,031
                                   11,010                11,676          10,055
                                   10,915                11,400          10,067
                                   11,875                11,879          10,098
                                   13,472                12,363          10,171
                                   12,849                11,729          10,171
                                   13,701                12,189          10,171
                                   13,850                12,554          10,202
                                   13,945                12,603          10,226
                                   13,607                12,732          10,275
                                   13,611                13,212          10,294
                                   14,261                13,674          10,300
                                   15,484                14,904          10,300
                                   14,340                13,959          10,330
                                   14,020                14,338          10,392
                                   14,591                14,896          10,477
                                   14,103                14,115          10,483
                                   14,131                13,773          10,496
                                   14,647                14,315          10,551
                                   14,466                13,718          10,575

8/31/2000                          14,494                13,840          10,575
                                   14,033                13,168          10,630
                                   13,903                12,860          10,649
                                   13,988                12,381          10,655
                                   14,799                12,824          10,649
                                   14,929                12,817          10,716
                                   14,626                11,857          10,759
                                   13,584                11,072          10,783
                                   14,365                11,849          10,826
                                   14,351                11,440          10,875
                                   14,090                10,977          10,894
                                   13,873                10,778          10,863
                                   13,815                10,507          10,863
                                   12,181                 9,445          10,912
                                   12,640                 9,687          10,875
                                   13,274                10,044          10,857
                                   13,529                10,104          10,814
                                   13,204                 9,568          10,838
                                   13,440                 9,636          10,881
                                   14,135                10,162          10,942
                                   14,341                10,235          11,004
                                   14,637                10,374          11,004
                                   14,046                 9,965          11,010
                                   12,924                 8,982          11,022

8/31/2002                          12,835                 8,964          11,059
                                   11,698                 8,003          11,077
                                   12,212                 8,434          11,095
                                   12,778                 8,818          11,095
                                   12,278                 8,522          11,071
                                   11,965                 8,167          11,120
                                   11,563                 7,980          11,206
                                   11,116                 7,830          11,273
                                   12,040                 8,606          11,248
                                   12,755                 9,135          11,230
                                   13,068                 9,361          11,242
                                   13,575                 9,589          11,255
                                   14,111                 9,823          11,297
                                   14,245                10,127          11,334
                                   14,958                10,759          11,322
                                   15,094                11,000          11,291
                                   15,895                11,860          11,279
                                   16,258                12,029          11,334
                                   16,590                12,308          11,395
                                   16,514                12,382          11,469
                                   16,061                12,113          11,506
                                   16,001                12,165          11,573
                                   16,258                12,437          11,610
                                   15,865                12,035          11,591

8/31/2004                          15,986                12,091          11,597
                                   16,363                12,408          11,622
                                   16,830                12,832          11,683
                                   18,035                13,712          11,689
                                   18,630                14,315          11,646
                                   18,263                14,053          11,671
                                   19,044                14,664          11,738
                                   18,554                14,301          11,830
                                   18,125                13,981          11,909
                                   18,202                14,002          11,897
                                   18,416                14,194          11,903
                                   19,044                14,630          11,958
                                   19,381                15,003          12,020
                                   20,117                15,675          12,166
                                   19,366                15,218          12,191
                                   19,720                15,594          12,093
                                   20,473                16,321          12,044
                                   21,518                17,324          12,136
                                   21,290                17,289          12,160
                                   21,747                17,867          12,228
                                   22,695                18,733          12,332
                                   21,731                18,029          12,393
                                   21,649                18,035          12,417
                                   21,763                18,216          12,454

8/31/2006                          22,156                18,722          12,479
                                   22,254                18,754          12,417
                                   22,963                19,485          12,350
                                   23,654                20,073          12,332
                                   24,378                20,704          12,350
                                   24,559                20,846          12,388
                                   24,360                21,017          12,454
                                   24,812                21,563          12,567
                                   25,827                22,540          12,649
                                   26,424                22,966          12,726
                                   26,605                23,001          12,751
                                   26,569                22,665          12,748
                                   25,953                22,316          12,724
                                   27,746                23,514          12,759
                                   29,235                24,441          12,787
                                   28,188                23,643          12,863
                                   28,353                23,113          12,854
                                   25,607                20,980          12,918
                                   25,515                21,287          12,956
                                   24,823                21,073          13,068
                                   26,761                22,244          13,147
                                   26,507                22,503          13,258
                                   24,038                20,667          13,391
                                   23,577                20,005          13,462

8/31/2008                          23,070                19,200          13,408

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                             8/31/08
--------------------------------------------
1-Year                              -11.81%
--------------------------------------------
5-Year                              +10.33%
--------------------------------------------
10-Year                              +8.72%
--------------------------------------------

CLASS R (1/1/02-8/31/08)

(LINE CHART)

                   Templeton Foreign Fund     MSCI EAFE Index 6           CPI 6
1/1/2002                           10,000                10,000          10,000
                                    9,710                 9,469          10,023
                                    9,882                 9,536          10,062
                                   10,409                10,057          10,119
                                   10,559                10,130          10,175
                                   10,774                10,267          10,175
                                   10,345                 9,862          10,181
                                    9,527                 8,889          10,192
                                    9,473                 8,871          10,226
                                    8,635                 7,921          10,243
                                    9,028                 8,347          10,260
                                    9,442                 8,727          10,260
                                    9,074                 8,434          10,238
                                    8,845                 8,083          10,283
                                    8,548                 7,898          10,362
                                    8,220                 7,749          10,424
                                    8,910                 8,517          10,402
                                    9,446                 9,041          10,385
                                    9,676                 9,265          10,396
                                   10,059                 9,491          10,407

8/31/2003                          10,464                 9,721          10,447
                                   10,562                10,023          10,481
                                   11,094                10,648          10,470
                                   11,204                10,887          10,441
                                   11,804                11,738          10,430
                                   12,082                11,904          10,481
                                   12,328                12,181          10,538
                                   12,272                12,255          10,606
                                   11,949                11,988          10,640
                                   11,904                12,040          10,702
                                   12,104                12,308          10,736
                                   11,815                11,911          10,719

8/31/2004                          11,904                11,966          10,724
                                   12,194                12,280          10,747
                                   12,550                12,700          10,804
                                   13,454                13,571          10,809
                                   13,907                14,167          10,770
                                   13,634                13,908          10,792
                                   14,225                14,512          10,855
                                   13,861                14,153          10,939
                                   13,542                13,837          11,013
                                   13,611                13,858          11,002
                                   13,770                14,047          11,007
                                   14,259                14,479          11,058

8/31/2005                          14,509                14,849          11,115
                                   15,066                15,513          11,251
                                   14,514                15,061          11,273
                                   14,790                15,433          11,183
                                   15,352                16,153          11,138
                                   16,145                17,145          11,222
                                   15,973                17,110          11,245
                                   16,327                17,683          11,307
                                   17,046                18,540          11,404
                                   16,327                17,843          11,460
                                   16,266                17,849          11,483
                                   16,363                18,028          11,517

8/31/2006                          16,668                18,528          11,539
                                   16,753                18,561          11,483
                                   17,291                19,284          11,420
                                   17,822                19,866          11,404
                                   18,365                20,491          11,420
                                   18,514                20,631          11,455
                                   18,378                20,800          11,517
                                   18,731                21,340          11,622
                                   19,490                22,308          11,697
                                   19,951                22,729          11,768
                                   20,086                22,764          11,791
                                   20,074                22,431          11,788

8/31/2007                          19,612                22,086          11,767
                                   20,982                23,272          11,799
                                   22,126                24,189          11,824
                                   21,340                23,399          11,895
                                   21,465                22,874          11,887
                                   19,404                20,763          11,946
                                   19,351                21,067          11,980
                                   18,814                20,856          12,084
                                   20,287                22,015          12,157
                                   20,114                22,271          12,260
                                   18,243                20,454          12,383
                                   17,914                19,799          12,448

8/31/2008                          17,532                19,002          12,399

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS R                             8/31/08
--------------------------------------------
1-Year                              -10.60%
--------------------------------------------
5-Year                              +10.87%
--------------------------------------------
Since Inception (1/1/02)             +8.80%
--------------------------------------------

                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
ADVISOR CLASS                       8/31/08
--------------------------------------------
1-Year                              -10.15%
--------------------------------------------
5-Year                              +11.42%
--------------------------------------------
10-Year                              +9.79%
--------------------------------------------

ADVISOR CLASS (9/1/98-8/31/08)

(LINE CHART)

                   Templeton Foreign Fund     MSCI EAFE Index 6          CPI 6
9/1/1998                           10,000                10,000          10,000
                                   10,024                 9,696          10,012
                                   11,078                10,709          10,037
                                   11,466                11,261          10,037
                                   11,238                11,708          10,031
                                   11,051                11,676          10,055
                                   10,970                11,400          10,067
                                   11,935                11,879          10,098
                                   13,556                12,363          10,171
                                   12,939                11,729          10,171
                                   13,810                12,189          10,171
                                   13,957                12,554          10,202
                                   14,065                12,603          10,226
                                   13,743                12,732          10,275
                                   13,745                13,212          10,294
                                   14,424                13,674          10,300
                                   15,682                14,904          10,300
                                   14,521                13,959          10,330
                                   14,213                14,338          10,392
                                   14,814                14,896          10,477
                                   14,325                14,115          10,483
                                   14,367                13,773          10,496
                                   14,898                14,315          10,551
                                   14,730                13,718          10,575

8/31/2000                          14,772                13,840          10,575
                                   14,311                13,168          10,630
                                   14,193                12,860          10,649
                                   14,279                12,381          10,655
                                   15,134                12,824          10,649
                                   15,280                12,817          10,716
                                   14,987                11,857          10,759
                                   13,931                11,072          10,783
                                   14,738                11,849          10,826
                                   14,738                11,440          10,875
                                   14,488                10,977          10,894
                                   14,268                10,778          10,863
                                   14,210                10,507          10,863
                                   12,553                 9,445          10,912
                                   13,019                 9,687          10,875
                                   13,697                10,044          10,857
                                   13,971                10,104          10,814
                                   13,638                 9,568          10,838
                                   13,895                 9,636          10,881
                                   14,637                10,162          10,942
                                   14,849                10,235          11,004
                                   15,167                10,374          11,004
                                   14,561                 9,965          11,010
                                   13,411                 8,982          11,022

8/31/2002                          13,335                 8,964          11,059
                                   12,170                 8,003          11,077
                                   12,716                 8,434          11,095
                                   13,315                 8,818          11,095
                                   12,795                 8,522          11,071
                                   12,486                 8,167          11,120
                                   12,085                 7,980          11,206
                                   11,607                 7,830          11,273
                                   12,594                 8,606          11,248
                                   13,351                 9,135          11,230
                                   13,690                 9,361          11,242
                                   14,246                 9,589          11,255
                                   14,817                 9,823          11,297
                                   14,971                10,127          11,334
                                   15,732                10,759          11,322
                                   15,874                11,000          11,291
                                   16,744                11,860          11,279
                                   17,138                12,029          11,334
                                   17,501                12,308          11,395
                                   17,422                12,382          11,469
                                   16,965                12,113          11,506
                                   16,918                12,165          11,573
                                   17,202                12,437          11,610
                                   16,807                12,035          11,591

8/31/2004                          16,949                12,091          11,597
                                   17,359                12,408          11,622
                                   17,864                12,832          11,683
                                   19,163                13,712          11,689
                                   19,819                14,315          11,646
                                   19,432                14,053          11,671
                                   20,288                14,664          11,738
                                   19,771                14,301          11,830
                                   19,335                13,981          11,909
                                   19,432                14,002          11,897
                                   19,674                14,194          11,903
                                   20,369                14,630          11,958
                                   20,756                15,003          12,020
                                   21,548                15,675          12,166
                                   20,777                15,218          12,191
                                   21,153                15,594          12,093
                                   21,987                16,321          12,044
                                   23,117                17,324          12,136
                                   22,891                17,289          12,160
                                   23,412                17,867          12,228
                                   24,438                18,733          12,332
                                   23,412                18,029          12,393
                                   23,343                18,035          12,417
                                   23,499                18,216          12,454

8/31/2006                          23,934                18,722          12,479
                                   24,073                18,754          12,417
                                   24,855                19,485          12,350
                                   25,632                20,073          12,332
                                   26,415                20,704          12,350
                                   26,648                20,846          12,388
                                   26,454                21,017          12,454
                                   26,979                21,563          12,567
                                   28,087                22,540          12,649
                                   28,767                22,966          12,726
                                   28,981                23,001          12,751
                                   28,961                22,665          12,748
                                   28,320                22,316          12,724
                                   30,303                23,514          12,759
                                   31,948                24,441          12,787
                                   30,843                23,643          12,863
                                   31,053                23,113          12,854
                                   28,062                20,980          12,918
                                   27,988                21,287          12,956
                                   27,240                21,073          13,068
                                   29,383                22,244          13,147
                                   29,134                22,503          13,258
                                   26,442                20,667          13,391
                                   25,969                20,005          13,462

8/31/2008                          25,446                19,200          13,408

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: (C) 2008 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

16| Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                        VALUE 3/1/08     VALUE 8/31/08       PERIOD* 3/1/08-8/31/08
------------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $  907.80               $5.32
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,019.56               $5.63
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $  904.00               $8.90
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,015.79               $9.42
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $  904.20               $8.90
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,015.79               $9.42
------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $  906.00               $6.52
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,018.30               $6.90
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $  909.20               $4.13
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,020.81               $4.37

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.11%; B: 1.86%; C: 1.86%; R: 1.36%; and Advisor:
0.86%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

18 | Annual Report

TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

                                                 ---------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
CLASS A                                                2008             2007           2006             2005          2004
                                                 ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    14.60      $     13.79    $     12.86      $     10.75   $      9.60
                                                 ---------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .....................         0.26             0.21           0.27             0.21          0.17
 Net realized and unrealized gains (losses) ..        (1.20)            2.08           1.54             2.15          1.17
                                                 ---------------------------------------------------------------------------
Total from investment operations .............        (0.94)            2.29           1.81             2.36          1.34
                                                 ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (0.24)           (0.30)         (0.21)           (0.23)        (0.19)
 Net realized gains ..........................        (3.18)           (1.18)         (0.67)           (0.02)           --
                                                 ---------------------------------------------------------------------------
Total distributions ..........................        (3.42)           (1.48)         (0.88)           (0.25)        (0.19)
                                                 ---------------------------------------------------------------------------
Redemption fees c ............................           --               --             --               --             --
                                                 ---------------------------------------------------------------------------
Net asset value, end of year .................   $    10.24      $     14.60    $     13.79      $     12.86   $     10.75
                                                 ===========================================================================

Total return d ...............................       (10.41)%          18.04%         15.08%           22.26%        14.03%

RATIOS TO AVERAGE NET ASSETS
Expenses e ...................................         1.14%            1.16%          1.16%            1.15%         1.23%
Net investment income ........................         2.19%            1.53%          2.09%            1.71%         1.58%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $6,531,435      $10,802,308    $14,139,061      $15,466,639   $13,067,977
Portfolio turnover rate ......................        22.42% f         18.07%         26.15% f         34.00%        25.32%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

                    Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 19

TEMPLETON FOREIGN FUND

                                                 --------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
CLASS B                                              2008          2007        2006          2005        2004
                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $  14.29      $  13.53    $  12.63      $  10.57    $   9.46
                                                 --------------------------------------------------------------
Income from investment operations a:
 Net investment income b .....................       0.17          0.11        0.17          0.11        0.09
 Net realized and unrealized gains (losses) ..      (1.17)         2.03        1.52          2.12        1.15
                                                 --------------------------------------------------------------
Total from investment operations .............      (1.00)         2.14        1.69          2.23        1.24
                                                 --------------------------------------------------------------
Less distributions from:
 Net investment income .......................      (0.13)        (0.20)      (0.12)        (0.15)      (0.13)
 Net realized gains ..........................      (3.18)        (1.18)      (0.67)        (0.02)         --
                                                 --------------------------------------------------------------
Total distributions ..........................      (3.31)        (1.38)      (0.79)        (0.17)      (0.13)
                                                 --------------------------------------------------------------
Redemption fees c ............................         --            --          --            --          --
                                                 --------------------------------------------------------------
Net asset value, end of year .................   $   9.98      $  14.29   $   13.53      $  12.63    $  10.57
                                                 ==============================================================

Total return d ...............................     (11.03)%       17.10%      14.23%        21.30%      13.27%

RATIOS TO AVERAGE NET ASSETS
Expenses e ...................................       1.89%         1.91%       1.91%         1.90%       1.98%
Net investment income ........................       1.44%         0.78%       1.34%         0.96%       0.83%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $139,437      $214,336    $229,616      $230,901    $195,116
Portfolio turnover rate ......................      22.42% f      18.07%      26.15% f      34.00%      25.32%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

TEMPLETON FOREIGN FUND

                                                 ------------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
CLASS C                                                2008            2007          2006            2005          2004
                                                 ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    14.33      $    13.56    $    12.65      $    10.59    $     9.47
                                                 ------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .....................         0.18            0.12          0.18            0.11          0.09
 Net realized and unrealized gains (losses) ..        (1.19)           2.03          1.52            2.12          1.16
                                                 ------------------------------------------------------------------------
Total from investment operations .............        (1.01)           2.15          1.70            2.23          1.25
                                                 ------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (0.14)          (0.20)        (0.12)          (0.15)        (0.13)
 Net realized gains ..........................        (3.18)          (1.18)        (0.67)          (0.02)           --
                                                 ------------------------------------------------------------------------
Total distributions ..........................        (3.32)          (1.38)        (0.79)          (0.17)        (0.13)
                                                 ------------------------------------------------------------------------
Redemption fees c ............................           --              --            --              --            --
                                                 ------------------------------------------------------------------------
Net asset value, end of year .................   $    10.00      $    14.33    $    13.56      $    12.65    $    10.59
                                                 ========================================================================

Total return d ...............................       (11.11)%         17.14%        14.31%          21.24%        13.29%

RATIOS TO AVERAGE NET ASSETS
Expenses e ...................................         1.88%           1.90%         1.90%           1.90%         1.98%
Net investment income ........................         1.45%           0.79%         1.35%           0.96%         0.83%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $1,076,308      $1,470,046    $1,490,648      $1,459,630    $1,188,885
Portfolio turnover rate ......................        22.42% f        18.07%        26.15% f        34.00%        25.32%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

                   Annual Report | The  accompanying  notes are an integral
                                        part of these financial statements. | 21

TEMPLETON FOREIGN FUND

                                                 --------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
CLASS R                                              2008          2007        2006          2005        2004
                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $  14.46      $  13.68    $  12.77      $  10.68    $   9.56
                                                 --------------------------------------------------------------
Income from investment operations a:
 Net investment income b .....................       0.24          0.18        0.25          0.18        0.15
 Net realized and unrealized gains (losses) ..      (1.20)         2.05        1.52          2.13        1.15
                                                 --------------------------------------------------------------
Total from investment operations .............      (0.96)         2.23        1.77          2.31        1.30
                                                 --------------------------------------------------------------
Less distributions from:
 Net investment income .......................      (0.20)        (0.27)      (0.19)        (0.20)      (0.18)
 Net realized gains ..........................      (3.18)        (1.18)      (0.67)        (0.02)         --
                                                 --------------------------------------------------------------
Total distributions ..........................      (3.38)        (1.45)      (0.86)        (0.22)      (0.18)
                                                 --------------------------------------------------------------
Redemption fees c ............................         --            --          --            --          --
                                                 --------------------------------------------------------------
Net asset value, end of year .................   $  10.12      $  14.46    $  13.68      $  12.77    $  10.68
                                                 ==============================================================

Total return d ...............................     (10.60)%       17.66%      14.88%        21.88%      13.76%

RATIOS TO AVERAGE NET ASSETS
Expenses e ...................................       1.39%         1.41%       1.41%         1.40%       1.48%
Net investment income ........................       1.94%         1.28%       1.84%         1.46%       1.33%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $151,035      $195,938    $218,355      $178,473    $114,301
Portfolio turnover rate ......................      22.42% f      18.07%      26.15% f      34.00%      25.32%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

TEMPLETON FOREIGN FUND

                                                 ----------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
ADVISOR CLASS                                          2008            2007          2006            2005        2004
                                                 ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    14.57      $    13.77    $    12.85      $    10.75    $   9.59
                                                 ----------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .....................         0.29            0.25          0.32            0.25        0.20
 Net realized and unrealized gains (losses) ..        (1.19)           2.07          1.51            2.12        1.17
                                                 ----------------------------------------------------------------------
Total from investment operations .............        (0.90)           2.32          1.83            2.37        1.37
                                                 ----------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (0.28)          (0.34)        (0.24)          (0.25)      (0.21)
 Net realized gains ..........................        (3.18)          (1.18)        (0.67)          (0.02)         --
                                                 ----------------------------------------------------------------------
Total distributions ..........................        (3.46)          (1.52)        (0.91)          (0.27)      (0.21)
                                                 ----------------------------------------------------------------------
Redemption fees c ............................           --              --            --              --          --
                                                 ----------------------------------------------------------------------
Net asset value, end of year .................   $    10.21      $    14.57    $    13.77      $    12.85    $  10.75
                                                 ======================================================================

Total return .................................       (10.15)%         18.33%        15.31%          22.46%      14.39%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...................................         0.89%           0.91%         0.91%           0.90%       0.98%
Net investment income ........................         2.44%           1.78%         2.34%           1.96%       1.83%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $1,200,021      $1,788,637    $2,176,785      $1,727,076    $762,207
Portfolio turnover rate ......................        22.42% e        18.07%        26.15% e        34.00%      25.32%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

                    Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 23

TEMPLETON FOREIGN FUND

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

---------------------------------------------------------------------------------------------------------------
                                                     INDUSTRY                    SHARES/UNITS      VALUE
---------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OTHER EQUITY
  INTERESTS 99.0%
  AUSTRALIA 0.0% a
  PaperlinX Ltd. .....................         Paper & Forest Products                 161,061  $     269,691
                                                                                                ---------------
  AUSTRIA 0.5%
  Telekom Austria AG .................   Diversified Telecommunication Services      2,255,717     48,677,400
                                                                                                ---------------

  BERMUDA 1.3%
  Invesco Ltd. .......................            Capital Markets                    4,600,885    117,920,683
                                                                                                ---------------

  BRAZIL 0.3%
  Companhia de Saneamento Basico do
   Estado de Sao Paulo ..............             Water Utilities                    1,345,701     30,455,773
                                                                                                ---------------

  CANADA 0.4%
  Biovail Corp. ......................            Pharmaceuticals                    3,090,100     33,755,683
                                                                                                ---------------

  CHINA 1.2%
  China Shenhua Energy Co. Ltd., H ...        Oil, Gas & Consumable Fuels            6,507,200     22,511,936
  China Telecom Corp. Ltd., H ........  Diversified Telecommunication Services     168,353,042     86,069,400
                                                                                                ---------------

                                                                                                  108,581,336
                                                                                                ---------------
  FINLAND 0.7%
  UPM-Kymmene OYJ ....................          Paper & Forest Products              3,672,810     63,039,740
                                                                                                ---------------

  FRANCE 8.9%
  AXA SA .............................                 Insurance                     2,531,631     81,185,908
  France Telecom SA ..................  Diversified Telecommunication Services       3,256,381     96,187,123
  Sanofi-Aventis .....................              Pharmaceuticals                  4,038,087    287,959,479
b Sanofi-Aventis, 144A ...............              Pharmaceuticals                     98,166      7,000,302
c Thomson SA .........................            Household Durables                 3,582,550     16,712,810
  Total SA, B ........................        Oil, Gas & Consumable Fuels            1,969,916    141,733,507
  Vinci SA ...........................         Construction & Engineering            1,472,352     83,913,679
  Vivendi SA .........................                   Media                       2,405,470     93,302,114
                                                                                                ---------------

                                                                                                  807,994,922
                                                                                                ---------------
  GERMANY 7.1%
  Bayerische Motoren Werke AG ........                Automobiles                    1,028,015     42,603,766
  Celesio AG .........................     Health Care Providers & Services          2,101,604     81,022,630
  Deutsche Post AG ...................          Air Freight & Logistics              3,505,538     82,179,130
c Infineon Technologies AG ...........  Semiconductors & Semiconductor Equipment    13,872,398    119,255,727
  SAP AG .............................                Software                       2,275,096    127,478,319
  Siemens AG .........................          Industrial Conglomerates             1,751,694    191,059,793
                                                                                                ---------------

                                                                                                  643,599,365
                                                                                                ---------------

  HONG KONG 3.0%
  Cheung Kong (Holdings) Ltd. ........    Real Estate Management & Development       6,502,979     93,488,916
  Hang Lung Group Ltd. ...............   Real Estate Management & Development        1,762,372      7,564,797
  Hutchison Whampoa Ltd. .............         Industrial Conglomerates              9,452,257     88,351,867

24 | Annual Report

TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                   SHARES/UNITS        VALUE
-------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OTHER EQUITY
  INTERESTS (CONTINUED)
  HONG KONG (CONTINUED)
  Yue Yuen Industrial Holdings Ltd. ......      Textiles, Apparel & Luxury Goods        30,244,624  $  84,287,343
                                                                                                    ---------------

                                                                                                      273,692,923
                                                                                                    ---------------

  INDIA 3.5%
  Gail India Ltd. ........................              Gas Utilities                   13,111,480    118,009,297
c Hindustan Petroleum Corp. Ltd. .........       Oil, Gas & Consumable Fuels            11,392,800     52,185,620
  Indian Oil Corp. Ltd. ..................       Oil, Gas & Consumable Fuels             4,345,630     39,766,427
  Reliance Industries Ltd. ...............       Oil, Gas & Consumable Fuels             2,130,173    103,753,070
                                                                                                    ---------------

                                                                                                      313,714,414
                                                                                                    ---------------

  ISRAEL 1.5%
c Check Point Software Technologies Ltd. .                Software                       5,530,802    135,449,341
                                                                                                    ---------------

  ITALY 4.1%
  Autogrill SpA ..........................      Hotels, Restaurants & Leisure            3,729,485     46,586,878
  Eni SpA . ..............................       Oil, Gas & Consumable Fuels             4,566,474    148,919,147
  UniCredit SpA ..........................             Commercial Banks                 32,208,027    174,113,201
                                                                                                    ---------------

                                                                                                      369,619,226
                                                                                                    ---------------

  JAPAN 7.6%
  EBARA Corp. ............................                Machinery                     13,122,000     30,984,509
  Mitsubishi UFJ Financial Group Inc. ....             Commercial Banks                 10,056,100     77,518,081
  NOK Corp. ..............................             Auto Components                   2,415,500     34,887,597
  Olympus Corp. ..........................      Health Care Equipment & Supplies         2,964,337     97,231,561
  Shinsei Bank Ltd. ......................             Commercial Banks                 25,032,024     86,015,959
  Sumitomo Mitsui Financial Group Inc. ...             Commercial Banks                     12,166     74,891,768
  Sumitomo Rubber Industries Ltd. ........             Auto Components                   2,323,600     18,744,219
  Takeda Pharmaceutical Co. Ltd. .........            Pharmaceuticals                    2,178,644    114,697,079
  Toyota Motor Corp. .....................               Automobiles                     2,054,900     93,078,436
  USS Co. Ltd. ...........................             Specialty Retail                    956,690     66,099,860
                                                                                                    ---------------

                                                                                                      694,149,069
                                                                                                    ---------------

  NETHERLANDS 4.6%
  ING Groep NV ...........................       Diversified Financial Services          9,618,046    301,100,414
  Koninklijke Philips Electronics NV .....          Industrial Conglomerates                13,020        424,791
  Randstad Holding NV ....................       Commercial Services & Supplies            908,540     27,989,390
  Reed Elsevier NV .......................                 Media                         5,435,345     91,138,827
                                                                                                    ---------------

                                                                                                      420,653,422
                                                                                                    ---------------

  NORWAY 1.4%
  Aker Solutions ASA .....................        Energy Equipment & Services            1,569,540     36,108,827
  Telenor ASA ............................   Diversified Telecommunication Services      5,805,566     91,647,109
                                                                                                    ---------------

                                                                                                      127,755,936
                                                                                                    ---------------

                                                              Annual Report | 25

TEMPLETON FOREIGN FUND

---------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                    SHARES/UNITS       VALUE
---------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OTHER EQUITY
  INTERESTS (CONTINUED)
  RUSSIA 1.3%
  Gazprom, ADR ..........................         Oil, Gas & Consumable Fuels             1,981,450  $   76,781,187
  Mobile TeleSystems, ADR ...............    Wireless Telecommunication Services            635,388      43,206,384
                                                                                                     ----------------

                                                                                                        119,987,571
                                                                                                     ----------------

  SINGAPORE 3.1%
  DBS Group Holdings Ltd. ...............            Commercial Banks                     1,996,000      25,455,089
c Flextronics International Ltd. ........     Electronic Equipment & Instruments          8,844,860      78,896,151
  Singapore Telecommunications Ltd. .....   Diversified Telecommunication Services       45,207,484     112,564,307
  United Overseas Bank Ltd. .............             Commercial Banks                    1,893,000      25,369,966
  Venture Corp. Ltd. ....................     Electronic Equipment & Instruments          5,372,633      38,048,413
                                                                                                     ----------------

                                                                                                        280,333,926
                                                                                                     ----------------

  SOUTH AFRICA 0.5%
  Massmart Holdings Ltd. ................          Food & Staples Retailing               3,878,266      41,919,030
                                                                                                     ----------------

  SOUTH KOREA 4.8%
  Hana Financial Group Inc. .............            Commercial Banks                     2,606,294      92,838,382
  Kookmin Bank ..........................            Commercial Banks                     1,891,090     103,994,759
  KT Corp., ADR .........................   Diversified Telecommunication Services        3,482,381      70,901,277
  Samsung Electronics Co. Ltd. ..........  Semiconductors & Semiconductor Equipment         365,794     173,284,098
                                                                                                     ----------------

                                                                                                        441,018,516
                                                                                                     ----------------

  SPAIN 2.3%
  Telefonica SA .........................   Diversified Telecommunication Services        8,279,055     205,378,256
                                                                                                     ----------------

  SWEDEN 1.6%
  Telefonaktiebolaget LM Ericsson, B ....          Communications Equipment              11,193,558     126,616,111
  Niscayah Group AB .....................      Commercial Services & Supplies            12,552,630      22,659,932
                                                                                                     ----------------

                                                                                                        149,276,043
                                                                                                     ----------------

  SWITZERLAND 4.4%
  Adecco SA .............................        Commercial Services & Supplies           3,168,980     149,355,305
  Novartis AG ...........................               Pharmaceuticals                   3,692,895     206,409,088
  Swiss Reinsurance Co. .................                 Insurance                          11,227         692,767
c UBS AG ................................               Capital Markets                   2,018,506      44,248,760
                                                                                                     ----------------
                                                                                                        400,705,920
                                                                                                     ----------------
  TAIWAN 9.6%
c Chunghwa Telecom Co. Ltd., ADR ........   Diversified Telecommunication Services        8,265,241     204,482,062
d Compal Electronics Inc. ...............             Computers & Peripherals           202,771,040     183,139,746
d Lite-On Technology Corp. ..............             Computers & Peripherals           132,346,020     130,857,101
  Mega Financial Holding Co. Ltd. .......                Commercial Banks               168,795,000     106,717,168
  Taiwan Semiconductor Manufacturing
  Co. Ltd. ..............................  Semiconductors & Semiconductor Equipment     131,755,755     245,932,942
                                                                                                     ----------------

                                                                                                        871,129,019
                                                                                                     ----------------

26 | Annual Report

TEMPLETON FOREIGN FUND

--------------------------------------------------------------------------------------------------------------------
                                                        INDUSTRY                   SHARES/UNITS           VALUE
--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OTHER EQUITY
  INTERESTS (CONTINUED)
  THAILAND 0.3%
  Krung Thai Bank Public Co. Ltd.,
   fgn. .................................            Commercial Banks               113,230,900     $   25,474,885
                                                                                                    ----------------

  TURKEY 0.7%
  Turkcell Iletisim Hizmetleri AS .......  Wireless Telecommunication Services        9,287,731         62,331,134
                                                                                                    ----------------

  UNITED KINGDOM 22.5%
  Aviva PLC .............................                Insurance                   10,507,371         98,571,066
  BP PLC ................................      Oil, Gas & Consumable Fuels           20,602,969        198,632,449
  British Energy Group PLC ..............           Electric Utilities               11,593,999        155,695,484
  British Sky Broadcasting Group PLC ....                 Media                      22,339,374        189,813,424
  Burberry Group PLC ....................   Textiles, Apparel & Luxury Goods          9,516,221         77,907,787
  G4S PLC ...............................    Commercial Services & Supplies          10,393,124         44,248,953
  GlaxoSmithKline PLC ...................             Pharmaceuticals                 9,147,702        216,249,213
  HSBC Holdings PLC .....................            Commercial Banks                 3,833,593         60,663,558
  Kingfisher PLC ........................            Specialty Retail                55,332,127        134,687,918
  Marks & Spencer Group PLC .............            Multiline Retail                10,184,316         48,698,700
  Old Mutual PLC ........................               Insurance                    81,726,127        145,438,954
  Pearson PLC ...........................                 Media                       8,237,955        101,990,377
d Persimmon PLC .........................           Household Durables               15,276,482        104,036,077
  Royal Bank of Scotland Group PLC ......           Commercial Banks                 29,148,026        124,762,697
  Royal Dutch Shell PLC, A ..............     Oil, Gas & Consumable Fuels             1,501,319         52,473,010
  Royal Dutch Shell PLC, B ..............     Oil, Gas & Consumable Fuels             3,437,542        118,587,565
  Vodafone Group PLC ....................  Wireless Telecommunication Services       58,565,532        150,620,883
  Yell Group PLC ........................                 Media                      14,013,516         27,723,423
                                                                                                    ----------------

                                                                                                     2,050,801,538
                                                                                                    ----------------

  UNITED STATES 1.8%
  KKR Private Equity Investors LP .......         Capital Markets                    13,653,699        167,121,276
                                                                                                    ----------------

  TOTAL COMMON STOCKS AND OTHER
   EQUITY INTERESTS
   (COST $8,611,461,426) ................                                                            9,004,806,038
                                                                                                    ----------------

  PREFERRED STOCKS (COST $5,374,244) 0.8%
  BRAZIL 0.8%
  Companhia Vale do Rio Doce, ADR,
   pfd., A ..............................         Metals & Mining                     2,991,224         71,101,395
                                                                                                    ----------------

                                                              Annual Report | 27

TEMPLETON FOREIGN FUND

------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES
(COST $ 304,611) 0.0% a
SWEDEN 0.0% a

Government of Sweden, 5.50%, 10/08/12 ......................................    2,270,000 SEK     $      368,977
                                                                                                  ----------------

TOTAL INVESTMENTS
 (COST $ 8,617,140,281) 99.8% ..............................................                       9,076,276,410
OTHER ASSETS, LESS LIABILITIES 0.2% ........................................                          21,960,435
                                                                                                  ----------------

NET ASSETS 100.0% ..........................................................                      $9,098,236,845
                                                                                                  ----------------

CURRENCY ABBREVIATIONS
SEK - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt

a Rounds to less than 0.1% of net assets.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2008, the value of this security was $7,000,302, representing 0.08% of net assets.

c Non-income producing for the twelve months ended August 31, 2008.

d See Note 9 regarding holdings of 5% voting securities.

28|  The accompanying notes are an integral
     part of these financial statements.        | Annual Report

TEMPLETON FOREIGN FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .................................................   $8,088,067,780
     Cost - Non-controlled affiliated issuers (Note 9) ...........................      529,072,501
                                                                                     ----------------
     Total cost of investments ...................................................   $8,617,140,281
                                                                                     ================
     Value - Unaffiliated issuers ................................................   $8,658,243,486
     Value - Non-controlled affiliated issuers (Note 9) ..........................      418,032,924
                                                                                     ----------------
     Total value of investments ..................................................    9,076,276,410
   Foreign currency, at value (cost $ 541,275) ...................................          541,150
   Receivables:
     Investment securities sold ..................................................       57,180,723
     Capital shares sold .........................................................        5,942,899
     Dividends and interest ......................................................       50,749,841
                                                                                     ----------------
        Total assets .............................................................    9,190,691,023
                                                                                     ----------------

Liabilities:
   Payables:
     Investment securities purchased .............................................        1,658,150
     Capital shares redeemed .....................................................       67,534,037
     Affiliates ..................................................................        8,333,182
     Unaffiliated transfer agent fees ............................................        5,468,827
   Funds advanced by custodian ...................................................        7,854,891
   Accrued expenses and other liabilities ........................................        1,605,091
                                                                                     ----------------
        Total liabilities ........................................................       92,454,178
                                                                                     ----------------
          Net assets, at value ...................................................   $9,098,236,845
                                                                                     ================

Net assets consist of:
   Paid-in capital ...............................................................   $6,619,292,724
   Undistributed net investment income ...........................................      213,808,539
   Net unrealized appreciation (depreciation) ....................................      458,185,766
   Accumulated net realized gain (loss) ..........................................    1,806,949,816
                                                                                     ----------------
          Net assets, at value ...................................................   $9,098,236,845
                                                                                     ================

               Annual Report | The accompanying notes are an integral
                               part of these financial statements.          | 29

TEMPLETON FOREIGN FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008

CLASS A:
   Net assets, at value ....................................................    $6,531,434,986
                                                                                ----------------
   Shares outstanding ......................................................       637,875,235
                                                                                ----------------
   Net asset value per share a .............................................    $        10.24
                                                                                ----------------
   Maximum offering price per share (net asset value per share / 94.25%) ...    $        10.86
                                                                                ----------------
CLASS B:
   Net assets, at value ....................................................    $  139,436,828
                                                                                ----------------
   Shares outstanding ......................................................        13,973,346
                                                                                ----------------
   Net asset value and maximum offering price per share a ..................    $         9.98
                                                                                ----------------
CLASS C:
   Net assets, at value ....................................................    $1,076,308,368
                                                                                ----------------
   Shares outstanding ......................................................       107,609,639
                                                                                ----------------
   Net asset value and maximum offering price per share a ..................    $        10.00
                                                                                ----------------
CLASS R:
   Net assets, at value ....................................................    $  151,035,424
                                                                                ----------------
   Shares outstanding ......................................................        14,925,476
                                                                                ----------------
   Net asset value and maximum offering price per share a ..................    $        10.12
                                                                                ----------------
ADVISOR CLASS:
   Net assets, at value ....................................................    $1,200,021,239
                                                                                ----------------
   Shares outstanding ......................................................       117,586,999
                                                                                ----------------
   Net asset value and maximum offering price per share a ..................    $        10.21
                                                                                ----------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

30 | The accompanying notes are an integral
     part of these financial statements.       | Annual Report

TEMPLETON FOREIGN FUND

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $ 40,400,922)
     Unaffiliated issuers ................................................................    $   366,432,229
     Non-controlled affiliated issuers (Note 9) ..........................................         28,741,378
   Interest ..............................................................................          9,650,177
                                                                                              -----------------
          Total investment income ........................................................        404,823,784
                                                                                              -----------------
Expenses:
   Management fees (Note 3a) .............................................................         73,531,126
   Administrative fees (Note 3b) .........................................................          9,464,738
   Distribution fees: (Note 3c)
     Class A .............................................................................         22,349,453
     Class B .............................................................................          1,847,494
     Class C .............................................................................         13,377,775
     Class R .............................................................................            908,424
   Transfer agent fees (Note 3e) .........................................................         19,375,350
   Custodian fees (Note 4) ...............................................................          4,569,342
   Reports to shareholders ...............................................................            903,711
   Registration and filing fees ..........................................................            315,469
   Professional fees .....................................................................            145,246
   Trustees' fees and expenses ...........................................................            156,388
   Other .................................................................................             28,328
                                                                                              -----------------
          Total expenses .................................................................        146,972,844
          Expense reductions (Note 4) ....................................................            (77,865)
                                                                                              -----------------
             Net expenses ................................................................        146,894,979
                                                                                              -----------------
               Net investment income .....................................................        257,928,805
                                                                                              -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments (net of foreign taxes of $16,103/ includes gains of $40,043,335 from a redemption in-kind - Note 11)
        Unaffiliated issuers .............................................................      2,615,508,577
        Non-controlled affiliated issuers (Note 9) .......................................           (591,938)
     Foreign currency transactions .......................................................         (1,250,693)
                                                                                              -----------------
               Net realized gain (loss) ..................................................      2,613,665,946
                                                                                              -----------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .........................................................................     (3,875,565,544)
     Translation of other assets and liabilities denominated in foreign currencies .......           (665,630)
                                                                                              -----------------
               Net change in unrealized appreciation (depreciation).......................     (3,876,231,174)
                                                                                              -----------------
Net realized and unrealized gain (loss) ..................................................     (1,262,565,228)
                                                                                              -----------------
Net increase (decrease) in net assets resulting from operations ..........................    $(1,004,636,423)
                                                                                              =================

                    Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 31

TEMPLETON FOREIGN FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         -----------------------------------
                                                                                                 YEAR ENDED AUGUST 31,
                                                                                               2008              2007
                                                                                         -----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...........................................................   $   257,928,805   $   255,455,444
     Net realized gain (loss) from investments and foreign currency transactions .....     2,613,665,946     2,771,586,444
     Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
       currencies, and deferred taxes ................................................    (3,876,231,174)      (81,855,085)
                                                                                         -----------------------------------
          Net increase (decrease) in net assets resulting from operations ............    (1,004,636,423)    2,945,186,803
                                                                                         -----------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A ......................................................................      (172,210,281)     (299,802,331)
        Class B ......................................................................        (1,884,972)       (3,348,690)
        Class C ......................................................................       (13,664,015)      (21,736,204)
        Class R ......................................................................        (2,768,220)       (4,143,377)
        Advisor Class ................................................................       (32,349,584)      (55,150,809)
     Net realized gains:
        Class A ......................................................................    (2,328,246,113)   (1,169,525,727)
        Class B ......................................................................       (47,692,479)      (19,803,461)
        Class C ......................................................................      (331,076,028)     (128,155,580)
        Class R ......................................................................       (43,763,308)      (18,212,090)
        Advisor Class ................................................................      (373,693,318)     (191,844,251)
                                                                                         -----------------------------------
   Total distributions to shareholders ...............................................    (3,347,348,318)   (1,911,722,520)
                                                                                         -----------------------------------
   Capital share transactions: (Note 2)
        Class A ......................................................................    (1,074,184,416)   (4,128,497,353)
        Class B ......................................................................        (8,210,931)      (29,017,231)
        Class C ......................................................................        86,020,283      (109,004,780)
        Class R ......................................................................        19,167,967       (35,058,742)
        Advisor Class ................................................................       (43,954,847)     (515,253,658)
                                                                                         -----------------------------------
   Total capital share transactions ..................................................    (1,021,161,944)   (4,816,831,764)
                                                                                         -----------------------------------

   Redemption fees ...................................................................           118,792           166,984
                                                                                         -----------------------------------
          Net increase (decrease) in net assets ......................................    (5,373,027,893)   (3,783,200,497)
Net assets:
   Beginning of year .................................................................    14,471,264,738    18,254,465,235
                                                                                         -----------------------------------
   End of year .......................................................................   $ 9,098,236,845   $14,471,264,738
                                                                                         ===================================
Undistributed net investment income included in net assets:
   End of year .......................................................................   $   213,808,539   $   181,686,579
                                                                                         ===================================

32 | The accompanying notes are an integral
     part of these financial statements.      | Annual Report

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) included in this report is diversified. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

                                                              Annual Report | 33

TEMPLETON FOREIGN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

34 | Annual Report

TEMPLETON FOREIGN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

                                                              Annual Report | 35

TEMPLETON FOREIGN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

h. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares of the Trust authorized (without par value). Transactions in the Fund's shares were as follows:

                                           -----------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                                        2008                            2007
                                           -----------------------------------------------------------------
                                               SHARES          AMOUNT          SHARES           AMOUNT
                                           -----------------------------------------------------------------
CLASS A SHARES:
   Shares sold ..........................    98,452,891   $ 1,211,858,727    125,913,068   $ 1,760,483,430
   Shares issued on merger
     (Note 10) ..........................            --                --      4,606,665        67,026,940
   Shares issued in reinvestment of
     distributions ......................   174,383,320     2,245,369,533    100,988,259     1,329,667,932
   Shares redeemed in-kind
     (Note 11) ..........................   (12,863,139)     (157,573,459)            --                --
   Shares redeemed ......................  (362,137,943)   (4,373,839,217)  (516,662,007)   (7,285,675,655)
                                           -----------------------------------------------------------------
   Net increase (decrease) ..............  (102,164,871)  $(1,074,184,416)  (285,154,015)  $(4,128,497,353)
                                           =================================================================

36 | Annual Report

TEMPLETON FOREIGN FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                                  2008                             2007
                                                      ----------------------------------------------------------------
                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS B SHARES:
  Shares sold ......................................       675,174   $   8,277,500         336,154   $     4,506,061
  Shares issued in reinvestment of distributions ...     3,337,156      42,078,927       1,508,904        19,536,359
  Shares redeemed ..................................    (5,034,222)    (58,567,358)     (3,819,460)      (53,059,651)
                                                      ----------------------------------------------------------------
  Net increase (decrease) ..........................    (1,021,892)  $  (8,210,931)     (1,974,402)  $   (29,017,231)
                                                      ================================================================
CLASS C SHARES:
  Shares sold ......................................     9,484,687   $ 115,366,091       7,400,629   $   100,998,459
  Shares issued on merger (Note 10) ................            --              --       2,592,083        37,118,627
  Shares issued in reinvestment of distributions ...    21,893,871     276,658,696       9,109,833       118,223,441
  Shares redeemed ..................................   (26,391,333)   (306,004,504)    (26,438,033)     (365,345,307)
                                                      ----------------------------------------------------------------
  Net increase (decrease) ..........................     4,987,225   $  86,020,283      (7,335,488)  $  (109,004,780)
                                                      ================================================================
CLASS R SHARES:
  Shares sold ......................................     4,939,296   $  59,080,424       4,611,228   $    64,235,498
  Shares issued in reinvestment of distributions ...     3,469,964      44,224,681       1,623,638        21,199,822
  Shares redeemed ..................................    (7,032,016)    (84,137,138)     (8,652,142)     (120,494,062)
                                                      ----------------------------------------------------------------
  Net increase (decrease) ..........................     1,377,244   $  19,167,967      (2,417,276)  $   (35,058,742)
                                                      ================================================================
ADVISOR CLASS SHARES:
  Shares sold ......................................    36,336,163   $ 432,182,490      72,806,009   $ 1,008,668,278
  Shares issued on merger (Note 10) ................            --              --          68,942         1,000,353
  Shares issued in reinvestment of distributions ...    21,590,970     276,476,801      11,532,968       151,272,062
  Shares redeemed ..................................   (63,125,915)   (752,614,138)   (119,685,406)   (1,676,194,351)
                                                      ----------------------------------------------------------------
  Net increase (decrease) ..........................    (5,198,782)  $ (43,954,847)    (35,277,487)  $  (515,253,658)
                                                      ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

                                                              Annual Report | 37

TEMPLETON FOREIGN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

a. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
        0.630%            Up to and including $1 billion
        0.615%            Over $1 billion, up to and including $5 billion
        0.600%            Over $5 billion, up to and including $10 billion
        0.580%            Over $10 billion, up to and including $15 billion
        0.560%            Over $15 billion, up to and including $20 billion
        0.540%            Over $20 billion, up to and including $25 billion
        0.530%            Over $25 billion, up to and including $30 billion
        0.520%            Over $30 billion, up to and including $35 billion
        0.510%            In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
        0.150%            Up to and including $200 million
        0.135%            Over $200 million, up to and including $700 million
        0.100%            Over $700 million, up to and including $1.2 billion
        0.075%            In excess of $1.2 billion

c. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........................................................   0.25%
Class B ...........................................................   1.00%
Class C ...........................................................   1.00%
Class R ...........................................................   0.50%

38 | Annual Report

TEMPLETON FOREIGN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ......................... $548,911
Contingent deferred sales charges retained ..........  $183,627

e. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $19,375,350, of which $9,072,668 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2008, the Fund had remaining tax basis capital losses of $10,785,544 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. During the year ended August 31, 2008, the Templeton Foreign Fund utilized $5,166,332 of capital loss carryforwards, all of which were derived from the merged Funds. At August 31, 2008, capital loss carryforwards expire as follows:

Capital loss carryforwards expiring in:
2009 .............................................    $   897,840
2010 .............................................      7,613,629
2011 .............................................      2,274,075
                                                      -----------
                                                      $10,785,544
                                                      ===========

                                                              Annual Report | 39

TEMPLETON FOREIGN FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                                        --------------------------------
                                              2008            2007
                                        --------------------------------
Distributions paid from:
 Ordinary income .....................   $  461,530,431  $  547,901,218
 Long term capital gain ..............    2,885,817,887   1,363,821,302
                                        --------------------------------
                                         $3,347,348,318  $1,911,722,520
                                        ================================

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...................................  $ 8,621,784,109
                                                         ================

Unrealized appreciation ...............................  $ 1,595,653,427
Unrealized depreciation ...............................   (1,141,161,126)
                                                         ----------------
Net unrealized appreciation (depreciation) ............  $   454,492,301
                                                         ================

Undistributed ordinary income .........................  $   221,651,708
Undistributed long term capital gains .................    1,814,536,019
                                                         ----------------
Distributable earnings ................................  $ 2,036,187,727
                                                         ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, foreign capital gains tax, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, foreign taxes paid on net realized gains, and gains realized on in-kind shareholder redemption.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $2,695,483,441 and $6,213,181,396, respectively. Sales of investments excludes an in-kind redemption of $157,573,459.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

40 | Annual Report

TEMPLETON FOREIGN FUND

8. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization (Agreement) whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Templeton Funds, formerly known as the Templeton Funds, Inc. The reorganization became effective on February 1, 2008.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended August 31, 2008, were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF                               NUMBER OF                              REALIZED
                                      SHARES HELD                             SHARES HELD     VALUE                    CAPITAL
                                      AT BEGINNING    GROSS        GROSS        AT END        AT END     INVESTMENT     GAIN
  NAME OF ISSUER                        OF YEAR     ADDITIONS   REDUCTIONS      OF YEAR       OF YEAR      INCOME      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Compal Electronics Inc. ..........     201,762,229   1,008,811          --    202,771,040  $183,139,746  $12,339,018  $      --
Lite-On Technology Corp. .........      79,765,588  52,580,432          --    132,346,020   130,857,101   16,402,360         --
Persimmon PLC ....................              --  15,314,277      37,795 a   15,276,482   104,036,077           --   (591,938) a
                                                                                           ----------------------------------------
     TOTAL AFFILIATED SECURITIES (4.59% OF Net Assets) .................................   $418,032,924  $28,741,378  $(591,938)
                                                                                           ========================================

a Gross reduction and realized capital loss resulted from a redemption in-kind.

10. MERGER

On April 25, 2007, the Fund acquired the net assets of Templeton International (EX EM) Fund pursuant to a plan of reorganization approved by Templeton International (Ex EM) Fund's shareholders. The merger was accomplished by a tax-free exchange of 4,606,669 Class A shares, 2,592,076 Class C shares, and 68,942 Advisor Class shares of the Fund (valued at $14.55, $14.32, and $14.51 per share, respectively) for the net assets of Templeton International (Ex EM) Fund which aggregated $105,145,920, including $41,413,397 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $17,375,881,154.

11. REDEMPTION IN-KIND

During the year ended August 31, 2008, the Fund realized $40,043,335 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

                                                              Annual Report | 41

TEMPLETON FOREIGN FUND

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

42| Annual Report

TEMPLETON FOREIGN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008

                                                              Annual Report | 43

TEMPLETON FOREIGN FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,533,769,540 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $38,728,118 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $318,340,146 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,688,128 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record in December 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.

44 | Annual Report

TEMPLETON FOREIGN FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION   TIME SERVED    BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee    Since 1992     143                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)            Trustee    Since          28                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                       January 2008                             Allied Capital Corporation (financial
Suite 2100                                                                            services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)          Trustee    Since 2003     21                        Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                Nuinsco Resources Limited (mineral
Suite 2100                                                                            exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                        Bank & Trust Limited (financial serv-
                                                                                      ices), C.A. Bancorp Inc. (financial
                                                                                      services), Victory Nickel Inc. (mineral
                                                                                      exploration), ABACO Markets Limited
                                                                                      (retail distributors) and Belize
                                                                                      Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo
Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION     TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Lead         Trustee since   143                       Hess Corporation (exploration and
500 East Broward Blvd.            Independent  2003 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                        Trustee      Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                 Trustee                                   products), RTI International Metals, Inc.
                                               since 2007                                (manufacture and distribution of titani-
                                                                                         um), Canadian National Railway (rail-
                                                                                         road) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)           Trustee      Since 2005      21                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                  and OSI Pharmaceuticals, Inc.
Suite 2100                                                                              (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee      Since 2003      143                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                  refining of oil and gas) and Sentient
Suite 2100                                                                              Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee      Since 2005      143                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS      Trustee      Since 2003      21                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

46 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION    TIME SERVED    BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)             Trustee     Since 2006     35                            El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                     (investments) and ARC Wireless
Suite 2100                                                                                 Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                             and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

--------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED           BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee,        Trustee and           143                           None
One Franklin Parkway              Chairman of     Chairman of the
San Mateo, CA 94403-1906          the Board and   Board since 1995
                                  Vice President  and Vice President
                                                  since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.          Trustee and     Trustee since         56                            None
(1940)                            Vice President  1992 and
One Franklin Parkway                              Vice President
San Mateo, CA 94403-1906                          since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Chief Compliance      Not Applicable                Not Applicable
One Franklin Parkway              Compliance      Officer since
San Mateo, CA 94403-1906          Officer and     2004 and Vice
                                  Vice President  President - AML
                                  -  AML          Compliance
                                  Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 47

--------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED     BY BOARD MEMBER*                   OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)         Chief Financial  Since           Not Applicable                     Not Applicable
One Franklin Parkway              Officer and      February 2008
San Mateo, CA 94403-1906          Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Vice President   Since           Not Applicable                     Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2000      Not Applicable                     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                Vice President   Since 1994      Not Applicable                     Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)              President and    Since 2007      Not Applicable                     Not Applicable
500 East Broward Blvd.            Chief Executive
Suite 2100                        Officer  --
Fort Lauderdale, FL 33394-3091    Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

48 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*                   OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004      Not Applicable                     Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004      Not Applicable                     Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
--------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005      Not Applicable                     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman
& Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
--------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Senior Vice      Since           Not Applicable                     Not Applicable
500 East Broward Blvd.           President and    February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer  -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM
McGladrey, Inc. (1999-2004); and Partner,  McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
---------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 49

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.

50 | Annual Report

TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Foreign Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the

                                                              Annual Report | 51

TEMPLETON FOREIGN FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2008, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. The Lipper report for the Fund showed its total return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three- and five-year periods, and the second-highest quintile for the previous 10-year period. The Board found the Fund's performance to be acceptable noting changes that had been made to its portfolio management team during the past year.

52 | Annual Report

TEMPLETON FOREIGN FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate of Templeton Foreign Fund to be in the second least expensive quintile of its Lipper expense group and its actual total expense rate to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution

                                                              Annual Report | 53

TEMPLETON FOREIGN FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints for Templeton Foreign Fund continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the net assets of Templeton Foreign Fund were approximately $14 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

54 | Annual Report

TEMPLETON FOREIGN FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                                              Annual Report | 55

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ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $159,502 for the fiscal year ended August 31, 2008 and $243,254 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,300 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $15,436 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $268,641 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $289,377 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008